Table of Contents
Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.14

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

1.18

Person

1.19

Physical Damage

1.20

Policy

1.21

Possession of the Property

1.22

Property

1.23

Residential

1.24

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

3.6

Co-ordination and Duplication of Insurance Benefits

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non-Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre-Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan. An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings. Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified. The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate - In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application. Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information. The Company shall be entitled to fully rely on such alternative Application as submitted. Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination. If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan. Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation - Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium. Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.’

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds. The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate. The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage. If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium. If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this

2.8

Cancellation by the Insured of a Certificate - The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation. Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request. However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request. Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy - Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan - The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan. If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy. The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself. Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full - If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions - The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing - If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company. The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner - If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy. The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof. In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner. If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits - The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment"). This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards. This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date - Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction - Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence - (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b) Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non-Approved Servicer - Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

b.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.7

Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status - Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms -Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default - The Insured must give the Company written notice:

a.

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports - Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company. The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance -The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings -The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages -The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property. The Company must administer this Policy in good faith.

5.7

Advances -The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements -The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

e.

Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required - The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period. The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured. The Company shall then promptly either approve or not approve such offer. If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below. If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property. The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company -The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim - If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance - If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6

Loss Payment Procedure

6.1

Filing of Claim -The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv)

The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

a.

Property acquisition settlement option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option. Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made. In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The sixty-day period will be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period - If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation - Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500. If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2. The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation - Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner - A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency - Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns - This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice - All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202. The Company may change this address by giving written notice to the Insured. Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations - The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media - The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201

______________________________________________

Master Reporting Program Endorsement

(With Limited Incontestability)

For Illinois Bulk Transactions
______________________________________________

Policy Issued To:
LaSalle Bank National Association as Trustee for the
Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC11
135 South LaSalle Street
Suite 1625
Chicago, Illinois  60603

Attached to and Forming Part of Master Policy Number: 12-670-4-3487 Effective Date of Policy: October 1, 2003

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement until written notice from the Company to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.3 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage , This Policy shall automatically extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes or purchases the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured , The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or contained in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation , If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

C.

Notwithstanding any other provision of the Policy, including any endorsement to the Policy, Section 2.4 of the Policy is deleted in its entirely and replaced with the following:

2.4

Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

D.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files --- The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

E.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment , Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

F.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans , Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

G.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency , Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be   agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201

______________________________________________

Endorsement to Mortgage Guaranty Master Policy
______________________________________________

Policy Issued To:
LaSalle Bank National Association as Trustee for the
Structured Asset Investment Loan Trust Mortgage
Pass-Through Certificates Series 2003-BC11
135 South LaSalle Street
Suite 1625
Chicago, Illinois  60603

Attached to and Forming Part of Master Policy Number: 12-670-4-3487 Effective Date of Policy: October 1, 2003

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply to all Loans insured under the Policy. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.

Primary Policy

A.

The following definitions are added to the Policy:

1.30

"Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

1.31

"Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

1.32

"Per Loan Loss Percentage" means the indicated percentage as set forth for a Loan on the applicable Certificate.

B.

The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

4.11

Coverage Required Under Primary Policy - Any Claim, if for any reason coverage under a Primary Policy described in Section 5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

4.12

Payment of the Full Benefit of the Primary Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

C

Section 5.8 is amended by adding a new subparagraph (f) as follows:

f.

A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

D.

The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

5.14

Coverage Required Under Primary Policy - Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan for those Loans as set forth on the applicable Certificate and in at least the coverage percent as set forth on such Certificate.

Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

E.

Section 6.1 is deleted in its entirety and replaced with the following:

The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than ninety (90) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of ninety (90) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu of such reference shall be substituted, as applicable, (a) ninety (90) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the ninety (90) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of a Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

F.

The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

6.2

Calculation of Claim Amount --- Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

G.

Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

(vi).

The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under Section  4.12 of this Policy not to have applied.

H.

Section 6.3(b) is deleted in its entirety and replaced with the following:

b.

Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

I.

The following is added at the end of Section 6.3:

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

II.

Other Provisions

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on a Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums in connection with such Loan, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium for all Loans has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect unless or until (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section 1.26 of the Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the percentage of coverage for such Loan under this Policy or (c) if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201

__________________________

Certificate

(Covering Multiple Loans)

__________________________

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached schedule, subject to the terms and conditions of the Master Policy identified below, and in reliance on the Insured's Application or Transmittal for insurance.

Insured's Information		Coverage Information

Insured Name and Mailing Address:

LaSalle Bank National Association as Trustee for the

Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC11

135 South LaSalle Street

Suite 1625

Chicago, Illinois  60603

		Certificate Issuance Date: Certificate Effective Date: Number of Loans Insured: Aggregate Insured Amount of Loans:	October 31, 2003 October 1, 2003 1,874 $323,974,913.37
Coverage Amount on Each loan. See Attached schedule

Master Policy Information
Master Policy Number: Applicable Endorsements:	12-670-4-3487 #71-70192 (6/01) #71-70201(1/03)	Premium Information
		Premium Rate: Premium Type: Premium Refundability: Renewal Option: Premium Source:	See attached schedule Monthly Non-Refundable Declining Non-Borrower Paid

                                                                                       Notes

•

The attached schedule contains a summary of coverage and premium information on a loan-by loan basis and the schedule is incorporated herein and constitutes a part of this Certificate.

•

For Loans secured by properties located in Kentucky or West Virginia, the premium rates identified on the attached schedule do not include any applicable state and local premium taxes which may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

•

Pursuant to Section 2.07(a) of the Master Policy, this Certificate becomes effective without the Insured's execution or return of same.

•

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

•

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached schedule has been closed; 2) Loan information set forth on the attached schedule or any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application or Transmittal for this insurance.

__________________________________________________________________________________________

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
Total	1,874	$323,974,913.37

1	15750037	$ 197,655.74	90.00	34	ARM	252	to be assigned
2	15750045	$ 194,168.20	90.00	34	ARM	252	to be assigned
3	15760168	$ 77,205.51	85.00	30	ARM	252	to be assigned
4	15840333	$ 240,783.49	90.00	34	ARM	252	to be assigned
5	15840341	$ 343,762.49	85.00	30	ARM	252	to be assigned
6	36446946	$ 134,794.09	84.29	29	ARM	252	to be assigned
7	108240169	$ 358,014.44	85.00	30	ARM	252	to be assigned
8	108424318	$ 299,335.33	85.00	30	ARM	252	to be assigned
9	108424938	$ 102,828.90	90.00	34	ARM	252	to be assigned
10	108425307	$ 364,419.60	85.00	30	ARM	252	to be assigned
11	108668658	$ 129,957.35	90.00	34	ARM	252	to be assigned
12	108668815	$ 210,308.90	90.00	34	ARM	252	to be assigned
13	108671405	$ 181,443.69	85.00	30	ARM	252	to be assigned
14	108680513	$ 67,108.98	90.00	34	ARM	252	to be assigned
15	108946781	$ 302,852.13	95.00	37	ARM	252	to be assigned
16	108948894	$ 294,232.67	90.00	34	ARM	252	to be assigned
17	109038885	$ 340,649.84	90.00	34	ARM	252	to be assigned
18	109126912	$ 429,879.06	90.00	34	ARM	252	to be assigned
19	109127126	$ 203,128.96	85.00	30	ARM	252	to be assigned
20	109127456	$ 57,639.70	85.00	30	ARM	252	to be assigned
21	109128744	$ 148,220.20	85.00	30	ARM	252	to be assigned
22	109128801	$ 62,844.10	90.00	34	ARM	252	to be assigned
23	109220053	$ 75,475.76	85.00	30	ARM	252	to be assigned
24	109220111	$ 99,470.56	95.00	37	ARM	252	to be assigned
25	109220574	$ 83,028.81	90.00	34	ARM	252	to be assigned
26	109220897	$ 158,848.50	85.00	30	ARM	252	to be assigned
27	109221200	$ 232,245.31	85.00	30	ARM	252	to be assigned
28	109221804	$ 109,629.76	100.00	40	ARM	252	to be assigned
29	109221879	$ 209,385.61	85.00	30	ARM	252	to be assigned
30	109222471	$ 359,599.32	85.00	30	ARM	252	to be assigned
31	109222893	$ 94,187.95	90.00	34	ARM	252	to be assigned
32	109233684	$ 219,254.33	89.80	34	ARM	252	to be assigned
33	109316422	$ 60,119.30	90.00	34	ARM	252	to be assigned
34	109425793	$ 114,810.91	88.46	33	ARM	252	to be assigned
35	109429324	$ 168,853.20	95.00	37	ARM	252	to be assigned
36	109561720	$ 169,714.02	95.00	37	ARM	252	to be assigned
37	109561738	$ 299,376.55	92.21	35	ARM	252	to be assigned
38	109561860	$ 161,139.02	95.00	37	ARM	252	to be assigned
39	109561894	$ 164,428.04	100.00	40	ARM	252	to be assigned
40	109561902	$ 188,720.41	85.00	30	ARM	252	to be assigned
41	109561910	$ 145,578.84	94.19	37	ARM	252	to be assigned
42	109561969	$ 130,847.48	95.00	37	ARM	252	to be assigned
43	109562009	$ 127,241.58	85.00	30	ARM	252	to be assigned
44	109562090	$ 187,737.69	95.00	37	ARM	252	to be assigned
45	109562108	$ 278,353.90	95.00	37	ARM	252	to be assigned
46	109562132	$ 314,081.25	100.00	40	ARM	252	to be assigned
47	109562165	$ 176,861.37	90.00	34	ARM	252	to be assigned
48	109562181	$ 249,321.07	84.75	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
		Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
49	109645226	$ 137,337.23	95.00	37	ARM	252	to be assigned
50	109645283	$ 148,391.52	95.00	37	ARM	252	to be assigned
51	109645317	$ 224,370.37	90.00	34	ARM	252	to be assigned
52	109645358	$ 78,548.15	95.00	37	ARM	252	to be assigned
53	109645374	$ 71,846.55	90.00	34	ARM	252	to be assigned
54	109645390	$ 100,585.17	90.00	34	ARM	252	to be assigned
55	109645408	$ 58,365.44	90.00	34	ARM	252	to be assigned
56	109645416	$ 162,563.16	90.00	34	ARM	252	to be assigned
57	109645424	$ 196,580.15	88.34	33	ARM	252	to be assigned
58	109645432	$ 144,041.24	95.00	37	ARM	252	to be assigned
59	109645481	$ 105,140.65	85.00	30	ARM	252	to be assigned
60	109645523	$ 100,439.33	95.00	37	ARM	252	to be assigned
61	109645598	$ 277,647.53	89.74	34	ARM	252	to be assigned
62	109645606	$ 64,443.31	85.00	30	ARM	252	to be assigned
63	109645614	$ 49,201.09	85.00	30	ARM	252	to be assigned
64	109645622	$ 78,005.00	85.00	30	ARM	252	to be assigned
65	109645648	$ 184,818.66	85.00	30	ARM	252	to be assigned
66	109645705	$ 152,620.81	85.00	30	ARM	252	to be assigned
67	109645739	$ 134,682.15	90.00	34	ARM	252	to be assigned
68	109645747	$ 259,679.23	95.00	37	ARM	252	to be assigned
69	109645754	$ 56,118.85	90.00	34	ARM	252	to be assigned
70	109645762	$ 82,289.55	82.45	28	ARM	252	to be assigned
71	109645796	$ 53,875.34	90.00	34	ARM	252	to be assigned
72	109645812	$ 237,908.90	90.00	34	ARM	252	to be assigned
73	109645838	$ 48,357.41	95.00	37	ARM	252	to be assigned
74	109645846	$ 352,022.66	85.00	30	ARM	252	to be assigned
75	109645853	$ 118,674.12	85.00	30	ARM	252	to be assigned
76	109645861	$ 350,114.61	90.00	34	ARM	252	to be assigned
77	109645911	$ 333,960.69	95.00	37	ARM	252	to be assigned
78	109645929	$ 220,452.28	85.00	30	ARM	252	to be assigned
79	109645945	$ 143,762.44	90.00	34	ARM	252	to be assigned
80	109645952	$ 79,548.72	95.00	37	ARM	252	to be assigned
81	109645960	$ 142,010.46	94.17	37	ARM	252	to be assigned
82	109645994	$ 113,158.32	90.00	34	ARM	252	to be assigned
83	109646018	$ 210,923.28	90.00	34	ARM	252	to be assigned
84	109646075	$ 245,753.06	85.00	30	ARM	252	to be assigned
85	109646117	$ 63,618.18	85.00	30	ARM	252	to be assigned
86	109646125	$ 144,989.75	85.00	30	ARM	252	to be assigned
87	109646133	$ 169,548.05	82.93	28	ARM	252	to be assigned
88	109646174	$ 92,779.75	95.00	37	ARM	252	to be assigned
89	109646208	$ 85,626.98	85.00	30	ARM	252	to be assigned
90	109646265	$ 112,340.67	90.00	34	ARM	252	to be assigned
91	109646273	$ 101,792.88	85.00	30	ARM	252	to be assigned
92	109646299	$ 242,269.25	90.00	34	ARM	252	to be assigned
93	109646323	$ 66,073.87	85.00	30	ARM	252	to be assigned
94	109646380	$ 94,756.79	95.00	37	ARM	252	to be assigned
95	109646414	$ 236,911.40	95.00	37	ARM	252	to be assigned
96	109646430	$ 131,065.26	90.00	34	ARM	252	to be assigned
97	109646497	$ 214,543.65	85.00	30	ARM	252	to be assigned
98	109646539	$ 96,361.96	82.83	28	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
99	109646547	$ 341,186.76	95.00	37	ARM	252	to be assigned
100	109646554	$ 43,266.48	85.00	30	ARM	252	to be assigned
101	109646604	$ 155,164.48	85.00	30	ARM	252	to be assigned
102	109646612	$ 132,763.95	95.00	37	ARM	252	to be assigned
103	109646661	$ 166,203.95	90.00	34	ARM	252	to be assigned
104	109646687	$ 161,409.39	90.00	34	ARM	252	to be assigned
105	109646695	$ 66,362.48	95.00	37	ARM	252	to be assigned
106	109646760	$ 300,869.86	85.00	30	ARM	252	to be assigned
107	109646802	$ 65,341.94	85.00	30	ARM	252	to be assigned
108	109646810	$ 398,981.09	86.96	31	ARM	252	to be assigned
109	109646828	$ 129,918.12	89.99	34	ARM	252	to be assigned
110	109646893	$ 132,686.01	95.00	37	ARM	252	to be assigned
111	109646984	$ 158,319.45	86.92	31	ARM	252	to be assigned
112	109647016	$ 67,862.20	85.00	30	ARM	252	to be assigned
113	109647024	$ 61,048.74	85.59	30	ARM	252	to be assigned
114	109647057	$ 279,258.00	89.39	33	ARM	252	to be assigned
115	109647073	$ 104,787.21	84.00	29	ARM	252	to be assigned
116	109647115	$ 235,105.61	90.00	34	ARM	252	to be assigned
117	109647123	$ 141,945.40	95.00	37	ARM	252	to be assigned
118	109647156	$ 61,074.09	90.00	34	ARM	252	to be assigned
119	109647222	$ 173,878.65	85.00	30	ARM	252	to be assigned
120	109647230	$ 194,013.95	90.00	34	ARM	252	to be assigned
121	109647248	$ 121,299.11	90.00	34	ARM	252	to be assigned
122	109647271	$ 126,233.11	89.08	33	ARM	252	to be assigned
123	109647289	$ 185,874.20	90.00	34	ARM	252	to be assigned
124	109647313	$ 398,057.58	85.00	30	ARM	252	to be assigned
125	109647339	$ 53,900.12	90.00	34	ARM	252	to be assigned
126	109647370	$ 246,499.48	95.00	37	ARM	252	to be assigned
127	109647396	$ 69,970.85	85.00	30	ARM	252	to be assigned
128	109647404	$ 49,194.91	85.00	30	ARM	252	to be assigned
129	109647438	$ 184,921.19	95.00	37	ARM	252	to be assigned
130	109647479	$ 228,824.18	90.00	34	ARM	252	to be assigned
131	109647503	$ 67,876.79	85.00	30	ARM	252	to be assigned
132	109647537	$ 397,533.80	90.00	34	ARM	252	to be assigned
133	109647552	$ 80,123.47	95.00	37	ARM	252	to be assigned
134	109647594	$ 49,430.60	90.00	34	ARM	252	to be assigned
135	109647610	$ 186,759.93	90.00	34	ARM	252	to be assigned
136	109647628	$ 121,152.33	86.79	31	ARM	252	to be assigned
137	109647644	$ 106,823.97	90.00	34	ARM	252	to be assigned
138	109647693	$ 91,612.09	85.00	30	ARM	252	to be assigned
139	109647701	$ 398,797.10	87.84	32	ARM	252	to be assigned
140	109647743	$ 63,760.34	90.00	34	ARM	252	to be assigned
141	109647750	$ 174,558.54	89.74	34	ARM	252	to be assigned
142	109647792	$ 101,423.75	90.00	34	ARM	252	to be assigned
143	109647834	$ 78,854.07	85.00	30	ARM	252	to be assigned
144	109647842	$ 93,385.34	95.00	37	ARM	252	to be assigned
145	109647859	$ 186,536.53	85.00	30	ARM	252	to be assigned
146	109647875	$ 88,070.13	85.00	30	ARM	252	to be assigned
147	109647891	$ 160,772.48	95.00	37	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
148	109647917	$ 66,420.15	90.00	34	ARM	252	to be assigned
149	109647925	$ 242,368.79	90.00	34	ARM	252	to be assigned
150	109647941	$ 213,669.15	90.00	34	ARM	252	to be assigned
151	109647958	$ 214,533.54	85.00	30	ARM	252	to be assigned
152	109647966	$ 125,675.88	90.00	34	ARM	252	to be assigned
153	109647990	$ 49,408.46	90.00	34	ARM	252	to be assigned
154	109648097	$ 102,755.05	83.06	28	ARM	252	to be assigned
155	109648105	$ 131,390.33	85.00	30	ARM	252	to be assigned
156	109648162	$ 66,876.52	100.00	40	ARM	252	to be assigned
157	109648196	$ 175,456.64	100.00	40	ARM	252	to be assigned
158	109648212	$ 84,847.17	100.00	40	ARM	252	to be assigned
159	109648220	$ 93,772.00	100.00	40	ARM	252	to be assigned
160	109648253	$ 221,514.88	100.00	40	ARM	252	to be assigned
161	109648261	$ 205,571.88	100.00	40	ARM	252	to be assigned
162	109648279	$ 234,551.92	100.00	40	ARM	252	to be assigned
163	109648303	$ 91,098.81	100.00	40	ARM	252	to be assigned
164	109648337	$ 179,502.11	100.00	40	ARM	252	to be assigned
165	109648360	$ 79,781.37	100.00	40	ARM	252	to be assigned
166	109648394	$ 69,846.25	100.00	40	ARM	252	to be assigned
167	109648477	$ 210,302.09	100.00	40	ARM	252	to be assigned
168	109648493	$ 115,757.71	100.00	40	ARM	252	to be assigned
169	109648642	$ 170,694.92	100.00	40	ARM	252	to be assigned
170	109648659	$ 53,881.38	100.00	40	ARM	252	to be assigned
171	109648667	$ 287,383.75	100.00	40	ARM	252	to be assigned
172	109648675	$ 102,784.86	100.00	40	ARM	252	to be assigned
173	109648683	$ 182,529.37	100.00	40	ARM	252	to be assigned
174	109648691	$ 163,157.09	100.00	40	ARM	252	to be assigned
175	109648709	$ 173,636.55	100.00	40	ARM	252	to be assigned
176	109648725	$ 169,607.62	100.00	40	ARM	252	to be assigned
177	109648774	$ 89,830.13	100.00	40	ARM	252	to be assigned
178	109648782	$ 93,809.11	100.00	40	ARM	252	to be assigned
179	109648790	$ 199,382.55	100.00	40	ARM	252	to be assigned
180	109648832	$ 189,596.88	100.00	40	ARM	252	to be assigned
181	109648840	$ 214,532.53	100.00	40	ARM	252	to be assigned
182	109648857	$ 143,921.56	100.00	40	ARM	252	to be assigned
183	109648873	$ 135,729.93	100.00	40	ARM	252	to be assigned
184	109648949	$ 54,905.32	100.00	40	ARM	252	to be assigned
185	109648956	$ 192,360.38	100.00	40	ARM	252	to be assigned
186	109649012	$ 157,596.93	98.75	40	ARM	252	to be assigned
187	109649020	$ 101,782.61	100.00	40	ARM	252	to be assigned
188	109649038	$ 109,985.28	100.00	40	ARM	252	to be assigned
189	109688929	$ 100,649.91	84.00	29	ARM	252	to be assigned
190	109805887	$ 359,407.98	90.00	34	ARM	252	to be assigned
191	109805911	$ 221,001.97	95.00	37	ARM	252	to be assigned
192	109805929	$ 334,129.86	85.00	30	ARM	252	to be assigned
193	109805978	$ 80,632.75	95.00	37	ARM	252	to be assigned
194	109806091	$ 172,578.86	90.00	34	ARM	252	to be assigned
195	109806125	$ 78,677.69	95.00	37	ARM	252	to be assigned
196	109806216	$ 322,254.38	93.73	36	ARM	252	to be assigned
197	109806232	$ 140,914.78	83.00	28	ARM	252	to be assigned
198	109806240	$ 250,487.15	95.00	37	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
199	109806299	$ 161,733.28	90.00	34	ARM	252	to be assigned
200	109806364	$ 269,479.93	100.00	40	ARM	252	to be assigned
201	109806380	$ 239,250.72	100.00	40	ARM	252	to be assigned
202	109806406	$ 178,282.97	85.00	30	ARM	252	to be assigned
203	109808584	$ 179,673.68	90.00	34	ARM	252	to be assigned
204	109808808	$ 67,320.08	95.00	37	ARM	252	to be assigned
205	109808816	$ 233,568.76	90.00	34	ARM	252	to be assigned
206	109808832	$ 66,711.07	94.95	37	ARM	252	to be assigned
207	109808907	$ 269,661.66	95.00	37	ARM	252	to be assigned
208	109808923	$ 62,639.31	95.00	37	ARM	252	to be assigned
209	109808931	$ 123,043.23	95.00	37	ARM	252	to be assigned
210	109808949	$ 163,716.39	90.00	34	ARM	252	to be assigned
211	109808964	$ 161,661.93	90.00	34	ARM	252	to be assigned
212	109809426	$ 162,072.91	88.99	33	ARM	252	to be assigned
213	109809434	$ 152,619.86	100.00	40	ARM	252	to be assigned
214	109809467	$ 55,169.22	100.00	40	ARM	252	to be assigned
215	109809475	$ 234,550.09	100.00	40	ARM	252	to be assigned
216	109809483	$ 57,775.89	95.00	37	ARM	252	to be assigned
217	109809509	$ 91,795.63	100.00	40	ARM	252	to be assigned
218	109809525	$ 154,609.40	100.00	40	ARM	252	to be assigned
219	109809533	$ 83,475.67	95.00	37	ARM	252	to be assigned
220	109809541	$ 102,659.33	100.00	40	ARM	252	to be assigned
221	109809707	$ 221,449.79	100.00	40	ARM	252	to be assigned
222	109809814	$ 260,529.63	90.00	34	ARM	252	to be assigned
223	109809871	$ 117,635.30	90.00	34	ARM	252	to be assigned
224	109809897	$ 179,630.30	90.00	34	ARM	252	to be assigned
225	109809905	$ 229,247.82	85.00	30	ARM	252	to be assigned
226	109809954	$ 417,173.60	88.94	33	ARM	252	to be assigned
227	109809970	$ 76,867.02	100.00	40	ARM	252	to be assigned
228	109809996	$ 157,700.42	85.00	30	ARM	252	to be assigned
229	109810002	$ 362,993.33	95.00	37	ARM	252	to be assigned
230	109810051	$ 165,413.45	85.00	30	ARM	252	to be assigned
231	109810168	$ 296,886.25	95.00	37	ARM	252	to be assigned
232	109810184	$ 178,291.59	85.87	31	ARM	252	to be assigned
233	109810291	$ 172,463.87	95.00	37	ARM	252	to be assigned
234	109810325	$ 203,500.07	95.00	37	ARM	252	to be assigned
235	109810341	$ 103,820.40	94.55	37	ARM	252	to be assigned
236	109810408	$ 202,975.15	90.00	34	ARM	252	to be assigned
237	109810416	$ 55,917.44	91.80	35	ARM	252	to be assigned
238	109810424	$ 404,265.76	81.00	26	ARM	252	to be assigned
239	109810473	$ 245,508.04	82.00	27	ARM	252	to be assigned
240	109810614	$ 219,732.50	100.00	40	ARM	252	to be assigned
241	109810648	$ 103,528.43	85.00	30	ARM	252	to be assigned
242	109810663	$ 63,439.28	81.44	27	ARM	252	to be assigned
243	109810697	$ 344,490.40	100.00	40	ARM	252	to be assigned
244	109810705	$ 387,872.46	95.00	37	ARM	252	to be assigned
245	109810747	$ 179,718.31	100.00	40	ARM	252	to be assigned
246	109810754	$ 118,813.78	100.00	40	ARM	252	to be assigned
247	109810804	$ 277,782.12	90.00	34	ARM	252	to be assigned
248	109810812	$ 289,495.77	100.00	40	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
249	109810895	$ 179,194.84	80.49	26	ARM	252	to be assigned
250	109810903	$ 284,421.15	85.00	30	ARM	252	to be assigned
251	109810960	$ 131,979.31	84.71	30	ARM	252	to be assigned
252	109811026	$ 178,205.93	85.00	30	ARM	252	to be assigned
253	109811042	$ 305,501.80	90.00	34	ARM	252	to be assigned
254	109811059	$ 255,579.08	86.49	31	ARM	252	to be assigned
255	109811075	$ 206,985.23	85.00	30	ARM	252	to be assigned
256	109811091	$ 179,705.03	90.00	34	ARM	252	to be assigned
257	109811133	$ 287,395.04	95.00	37	ARM	252	to be assigned
258	109811216	$ 85,697.45	85.00	30	ARM	252	to be assigned
259	109811224	$ 279,853.12	95.00	37	ARM	252	to be assigned
260	109811240	$ 231,753.03	85.00	30	ARM	252	to be assigned
261	109811273	$ 149,098.92	90.00	34	ARM	252	to be assigned
262	109811331	$ 205,693.40	100.00	40	ARM	252	to be assigned
263	109811380	$ 136,574.63	90.00	34	ARM	252	to be assigned
264	109811398	$ 238,405.40	85.00	30	ARM	252	to be assigned
265	109811422	$ 296,371.52	90.00	34	ARM	252	to be assigned
266	109811463	$ 275,864.29	80.14	26	ARM	252	to be assigned
267	109811497	$ 190,912.21	85.00	30	ARM	252	to be assigned
268	109811612	$ 237,564.31	85.00	30	ARM	252	to be assigned
269	109811729	$ 125,222.05	95.00	37	ARM	252	to be assigned
270	109811828	$ 387,148.29	90.00	34	ARM	252	to be assigned
271	109811844	$ 202,166.39	80.04	26	ARM	252	to be assigned
272	109811885	$ 154,417.11	90.00	34	ARM	252	to be assigned
273	109811893	$ 63,222.37	85.00	30	ARM	252	to be assigned
274	109811935	$ 249,638.63	84.75	30	ARM	252	to be assigned
275	109811976	$ 126,145.67	95.00	37	ARM	252	to be assigned
276	109811984	$ 341,420.87	95.00	37	ARM	252	to be assigned
277	109812073	$ 179,718.23	83.72	29	ARM	252	to be assigned
278	109812099	$ 161,703.48	90.00	34	ARM	252	to be assigned
279	109812263	$ 498,933.45	83.33	28	ARM	252	to be assigned
280	109812289	$ 132,381.54	85.00	30	ARM	252	to be assigned
281	109812370	$ 105,206.43	90.00	34	ARM	252	to be assigned
282	109812388	$ 191,372.17	80.55	26	ARM	252	to be assigned
283	109812420	$ 116,880.73	90.00	34	ARM	252	to be assigned
284	109812495	$ 133,790.29	81.21	27	ARM	252	to be assigned
285	109812511	$ 167,709.89	88.42	33	ARM	252	to be assigned
286	109812586	$ 200,639.10	91.78	35	ARM	252	to be assigned
287	109812610	$ 299,716.06	95.00	37	ARM	252	to be assigned
288	109812685	$ 174,036.05	85.00	30	ARM	252	to be assigned
289	109812719	$ 150,560.98	90.00	34	ARM	252	to be assigned
290	109812735	$ 177,686.57	84.76	30	ARM	252	to be assigned
291	109812743	$ 111,506.00	90.00	34	ARM	252	to be assigned
292	109812750	$ 161,280.33	85.00	30	ARM	252	to be assigned
293	109812768	$ 39,968.37	85.00	30	ARM	252	to be assigned
294	109812925	$ 87,216.46	90.00	34	ARM	252	to be assigned
295	109813113	$ 344,803.04	90.00	34	ARM	252	to be assigned
296	109813121	$ 288,935.33	94.90	37	ARM	252	to be assigned
297	109813147	$ 139,308.32	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
298	109813188	$ 57,418.41	100.00	40	ARM	252	to be assigned
299	109813220	$ 108,693.66	85.00	30	ARM	252	to be assigned
300	109813295	$ 120,463.57	87.39	32	ARM	252	to be assigned
301	109813311	$ 399,821.81	90.00	34	ARM	252	to be assigned
302	109813378	$ 203,533.76	85.00	30	ARM	252	to be assigned
303	109813394	$ 134,977.04	85.00	30	ARM	252	to be assigned
304	109813402	$ 165,199.95	82.75	28	ARM	252	to be assigned
305	109813451	$ 211,128.41	90.00	34	ARM	252	to be assigned
306	109813493	$ 229,439.18	95.00	37	ARM	252	to be assigned
307	109813584	$ 254,016.34	94.90	37	ARM	252	to be assigned
308	109813626	$ 251,393.94	94.99	37	ARM	252	to be assigned
309	109813683	$ 109,525.94	85.00	30	ARM	252	to be assigned
310	109813733	$ 276,711.67	100.00	40	ARM	252	to be assigned
311	109813741	$ 123,188.13	94.90	37	ARM	252	to be assigned
312	109813816	$ 345,587.15	90.00	34	ARM	252	to be assigned
313	109813873	$ 299,220.74	84.75	30	ARM	252	to be assigned
314	109813923	$ 177,921.14	90.00	34	ARM	252	to be assigned
315	109813949	$ 134,859.47	90.00	34	ARM	252	to be assigned
316	109813956	$ 123,179.21	86.06	31	ARM	252	to be assigned
317	109814061	$ 193,239.45	90.00	34	ARM	252	to be assigned
318	109814095	$ 278,387.28	90.00	34	ARM	252	to be assigned
319	109814111	$ 218,452.97	82.64	28	ARM	252	to be assigned
320	109814160	$ 218,017.44	90.00	34	ARM	252	to be assigned
321	109814251	$ 219,186.01	87.10	32	ARM	252	to be assigned
322	109814343	$ 309,860.97	85.00	30	ARM	252	to be assigned
323	109814392	$ 203,820.64	95.00	37	ARM	252	to be assigned
324	109814442	$ 238,071.78	90.00	34	ARM	252	to be assigned
325	109814509	$ 293,467.00	94.84	37	ARM	252	to be assigned
326	109814574	$ 124,710.58	89.26	33	ARM	252	to be assigned
327	109814590	$ 327,867.23	90.00	34	ARM	252	to be assigned
328	109814608	$ 199,598.80	86.96	31	ARM	252	to be assigned
329	109814624	$ 336,955.93	90.00	34	ARM	252	to be assigned
330	109814632	$ 227,624.39	95.00	37	ARM	252	to be assigned
331	109814657	$ 119,537.18	90.00	34	ARM	252	to be assigned
332	109814723	$ 123,964.71	90.00	34	ARM	252	to be assigned
333	109814772	$ 116,842.14	90.00	34	ARM	252	to be assigned
334	109814921	$ 169,591.25	82.13	27	ARM	252	to be assigned
335	109814947	$ 257,584.07	80.63	26	ARM	252	to be assigned
336	109815001	$ 151,991.61	85.00	30	ARM	252	to be assigned
337	109815027	$ 194,709.66	84.05	29	ARM	252	to be assigned
338	109815043	$ 114,565.33	85.00	30	ARM	252	to be assigned
339	109815118	$ 233,432.99	90.00	34	ARM	252	to be assigned
340	109815159	$ 186,707.36	85.00	30	ARM	252	to be assigned
341	109815183	$ 303,568.61	95.00	37	ARM	252	to be assigned
342	109815191	$ 113,329.78	85.00	30	ARM	252	to be assigned
343	109815274	$ 157,219.95	88.48	33	ARM	252	to be assigned
344	109815282	$ 89,160.24	95.00	37	ARM	252	to be assigned
345	109815324	$ 305,574.43	85.00	30	ARM	252	to be assigned
346	109815332	$ 186,697.05	90.00	34	ARM	252	to be assigned
347	109815456	$ 206,691.78	90.00	34	ARM	252	to be assigned
348	109815464	$ 251,605.63	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

					Annualized
					Monthly		MGIC
ALoan		Amount of		Amount of	Loan	Premium	Certificate
Number		Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
349	109815530	$ 284,194.47	100.00	40	ARM	252	to be assigned
350	109815548	$ 305,466.39	90.00	34	ARM	252	to be assigned
351	109815589	$ 270,365.80	95.00	37	ARM	252	to be assigned
352	109815621	$ 235,136.45	95.00	37	ARM	252	to be assigned
353	109815688	$ 165,338.26	90.00	34	ARM	252	to be assigned
354	109815696	$ 152,735.79	90.00	34	ARM	252	to be assigned
355	109815746	$ 263,106.88	81.08	26	ARM	252	to be assigned
356	109815761	$ 174,110.42	88.98	33	ARM	252	to be assigned
357	109815795	$ 148,289.69	90.00	34	ARM	252	to be assigned
358	109815811	$ 177,036.01	90.00	34	ARM	252	to be assigned
359	109815845	$ 125,004.22	90.00	34	ARM	252	to be assigned
360	109815902	$ 116,684.01	90.00	34	ARM	252	to be assigned
361	109815969	$ 246,850.80	90.00	34	ARM	252	to be assigned
362	109815985	$ 192,997.38	100.00	40	ARM	252	to be assigned
363	109816017	$ 74,123.02	90.00	34	ARM	252	to be assigned
364	109816058	$ 167,482.03	81.90	27	ARM	252	to be assigned
365	109816074	$ 187,624.03	89.52	33	ARM	252	to be assigned
366	109816082	$ 217,948.27	85.00	30	ARM	252	to be assigned
367	109816090	$ 204,917.61	88.58	33	ARM	252	to be assigned
368	109816165	$ 228,072.31	90.00	34	ARM	252	to be assigned
369	109816199	$ 217,496.80	87.20	32	ARM	252	to be assigned
370	109816264	$ 229,126.35	85.00	30	ARM	252	to be assigned
371	109816322	$ 212,219.72	95.00	37	ARM	252	to be assigned
372	109816330	$ 114,980.81	90.00	34	ARM	252	to be assigned
373	109816371	$ 218,176.09	85.00	30	ARM	252	to be assigned
374	109816397	$ 251,628.52	90.00	34	ARM	252	to be assigned
375	109816439	$ 301,384.60	85.00	30	ARM	252	to be assigned
376	109816470	$ 299,501.86	83.80	29	ARM	252	to be assigned
377	109816520	$ 499,175.29	82.64	28	ARM	252	to be assigned
378	109816652	$ 229,037.53	90.00	34	ARM	252	to be assigned
379	109816660	$ 96,258.47	95.00	37	ARM	252	to be assigned
380	109816736	$ 139,290.19	90.00	34	ARM	252	to be assigned
381	109816793	$ 280,265.41	87.75	32	ARM	252	to be assigned
382	109816835	$ 134,796.96	90.00	34	ARM	252	to be assigned
383	109816918	$ 284,536.00	95.32	38	ARM	252	to be assigned
384	109816934	$ 152,757.69	85.00	30	ARM	252	to be assigned
385	109816967	$ 206,596.58	90.00	34	ARM	252	to be assigned
386	109817023	$ 435,780.89	90.00	34	ARM	252	to be assigned
387	109817056	$ 161,234.45	85.00	30	ARM	252	to be assigned
388	109817072	$ 229,107.55	90.00	34	ARM	252	to be assigned
389	109817080	$ 216,207.32	95.00	37	ARM	252	to be assigned
390	109817114	$ 116,379.88	90.00	34	ARM	252	to be assigned
391	109817122	$ 313,636.97	90.00	34	ARM	252	to be assigned
392	109817171	$ 150,983.71	90.00	34	ARM	252	to be assigned
393	109817189	$ 84,844.40	85.00	30	ARM	252	to be assigned
394	109817197	$ 124,784.15	100.00	40	ARM	252	to be assigned
395	109817288	$ 200,902.47	82.14	27	ARM	252	to be assigned
396	109817296	$ 200,598.03	89.73	34	ARM	252	to be assigned
397	109817312	$ 220,084.49	90.00	34	ARM	252	to be assigned
398	109817320	$ 144,773.08	88.41	33	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
399	109817338	$ 363,266.49	89.88	34	ARM	252	to be assigned
400	109817494	$ 90,861.55	85.00	30	ARM	252	to be assigned
401	109817502	$ 41,608.78	85.00	30	ARM	252	to be assigned
402	109817510	$ 48,421.20	90.00	34	ARM	252	to be assigned
403	109817528	$ 82,363.11	85.00	30	ARM	252	to be assigned
404	109817577	$ 77,310.44	90.00	34	ARM	252	to be assigned
405	109817635	$ 71,156.00	95.00	37	ARM	252	to be assigned
406	109817643	$ 322,039.70	85.00	30	ARM	252	to be assigned
407	109817668	$ 67,948.45	85.00	30	ARM	252	to be assigned
408	109817700	$ 97,886.69	90.00	34	ARM	252	to be assigned
409	109817726	$ 35,059.45	90.00	34	ARM	252	to be assigned
410	109817742	$ 99,615.67	95.00	37	ARM	252	to be assigned
411	109817775	$ 78,083.51	85.00	30	ARM	252	to be assigned
412	109817809	$ 244,723.97	95.00	37	ARM	252	to be assigned
413	109817817	$ 114,622.85	85.00	30	ARM	252	to be assigned
414	109817841	$ 186,979.29	90.00	34	ARM	252	to be assigned
415	109817874	$ 217,425.40	100.00	40	ARM	252	to be assigned
416	109817908	$ 189,181.70	90.00	34	ARM	252	to be assigned
417	109817916	$ 142,474.45	89.19	33	ARM	252	to be assigned
418	109817932	$ 150,968.03	88.94	33	ARM	252	to be assigned
419	109817940	$ 187,675.35	95.43	38	ARM	252	to be assigned
420	109817999	$ 143,785.59	90.00	34	ARM	252	to be assigned
421	109818005	$ 123,064.64	85.00	30	ARM	252	to be assigned
422	109818062	$ 150,767.31	90.00	34	ARM	252	to be assigned
423	109818070	$ 116,159.93	84.99	30	ARM	252	to be assigned
424	109818088	$ 187,474.33	85.00	30	ARM	252	to be assigned
425	109818096	$ 152,753.35	87.93	32	ARM	252	to be assigned
426	109818112	$ 119,812.19	82.76	28	ARM	252	to be assigned
427	109818161	$ 78,091.46	85.00	30	ARM	252	to be assigned
428	109818252	$ 142,514.41	84.00	29	ARM	252	to be assigned
429	109818260	$ 190,916.49	85.00	30	ARM	252	to be assigned
430	109818294	$ 148,843.92	95.00	37	ARM	252	to be assigned
431	109818377	$ 152,740.91	82.70	28	ARM	252	to be assigned
432	109818385	$ 167,865.08	95.00	37	ARM	252	to be assigned
433	109818419	$ 72,150.73	85.00	30	ARM	252	to be assigned
434	109818468	$ 184,181.39	90.00	34	ARM	252	to be assigned
435	109818476	$ 178,269.97	95.00	37	ARM	252	to be assigned
436	109818518	$ 220,702.43	85.00	30	ARM	252	to be assigned
437	109818542	$ 167,985.89	85.00	30	ARM	252	to be assigned
438	109818559	$ 202,020.35	85.00	30	ARM	252	to be assigned
439	109818575	$ 304,946.15	100.00	40	ARM	252	to be assigned
440	109818583	$ 166,307.31	90.00	34	ARM	252	to be assigned
441	109818591	$ 233,441.59	85.00	30	ARM	252	to be assigned
442	109818625	$ 180,113.32	95.00	37	ARM	252	to be assigned
443	109818641	$ 156,990.62	85.00	30	ARM	252	to be assigned
444	109818658	$ 158,775.33	85.00	30	ARM	252	to be assigned
445	109818682	$ 173,898.85	85.00	30	ARM	252	to be assigned
446	109818716	$ 122,232.11	90.00	34	ARM	252	to be assigned
447	109818781	$ 253,871.34	84.34	29	ARM	252	to be assigned
448	109818849	$ 161,284.74	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
449	109818872	$ 51,176.68	90.00	34	ARM	252	to be assigned
450	109818906	$ 169,683.71	95.00	37	ARM	252	to be assigned
451	109818948	$ 95,870.73	85.00	30	ARM	252	to be assigned
452	109818955	$ 38,118.07	85.00	30	ARM	252	to be assigned
453	109818963	$ 151,764.48	95.00	37	ARM	252	to be assigned
454	109818971	$ 112,905.32	85.00	30	ARM	252	to be assigned
455	109818989	$ 148,150.34	90.00	34	ARM	252	to be assigned
456	109819011	$ 390,789.41	80.66	26	ARM	252	to be assigned
457	109819029	$ 97,914.83	90.00	34	ARM	252	to be assigned
458	109819086	$ 260,602.53	95.00	37	ARM	252	to be assigned
459	109819110	$ 80,670.05	90.00	34	ARM	252	to be assigned
460	109819177	$ 85,376.45	90.00	34	ARM	252	to be assigned
461	109819185	$ 121,083.39	83.62	29	ARM	252	to be assigned
462	109819268	$ 104,386.58	84.96	30	ARM	252	to be assigned
463	109819318	$ 140,713.09	95.00	37	ARM	252	to be assigned
464	109819326	$ 140,229.07	95.00	37	ARM	252	to be assigned
465	109819342	$ 35,657.47	85.00	30	ARM	252	to be assigned
466	109819359	$ 214,710.50	100.00	40	ARM	252	to be assigned
467	109819532	$ 187,684.76	89.10	33	ARM	252	to be assigned
468	109819557	$ 79,799.31	85.00	30	ARM	252	to be assigned
469	109819565	$ 259,259.61	90.00	34	ARM	252	to be assigned
470	109819581	$ 123,771.08	82.67	28	ARM	252	to be assigned
471	109819599	$ 157,042.52	85.00	30	ARM	252	to be assigned
472	109819623	$ 163,514.83	90.00	34	ARM	252	to be assigned
473	109819649	$ 175,190.97	90.00	34	ARM	252	to be assigned
474	109819656	$ 125,797.41	94.74	37	ARM	252	to be assigned
475	109819664	$ 132,953.79	90.00	34	ARM	252	to be assigned
476	109819672	$ 87,890.78	100.00	40	ARM	252	to be assigned
477	109819706	$ 66,540.67	87.63	32	ARM	252	to be assigned
478	109819847	$ 208,517.56	92.89	36	ARM	252	to be assigned
479	109819888	$ 128,910.53	95.00	37	ARM	252	to be assigned
480	109819912	$ 322,488.49	85.00	30	ARM	252	to be assigned
481	109819920	$ 296,862.41	85.00	30	ARM	252	to be assigned
482	109819953	$ 372,816.27	90.00	34	ARM	252	to be assigned
483	109819961	$ 203,888.42	95.00	37	ARM	252	to be assigned
484	109819987	$ 193,016.67	90.00	34	ARM	252	to be assigned
485	109819995	$ 421,540.33	81.14	27	ARM	252	to be assigned
486	109820027	$ 242,559.38	90.00	34	ARM	252	to be assigned
487	109820050	$ 222,833.33	95.00	37	ARM	252	to be assigned
488	109820068	$ 365,105.96	95.00	37	ARM	252	to be assigned
489	109820142	$ 224,349.98	90.00	34	ARM	252	to be assigned
490	109820167	$ 187,489.13	85.00	30	ARM	252	to be assigned
491	109820175	$ 229,041.03	85.00	30	ARM	252	to be assigned
492	109820183	$ 208,362.94	90.00	34	ARM	252	to be assigned
493	109820225	$ 394,337.64	85.00	30	ARM	252	to be assigned
494	109820233	$ 411,425.57	85.00	30	ARM	252	to be assigned
495	109820258	$ 237,607.90	85.00	30	ARM	252	to be assigned
496	109820266	$ 248,302.44	82.93	28	ARM	252	to be assigned
497	109820282	$ 330,994.86	90.00	34	ARM	252	to be assigned
498	109820308	$ 165,482.79	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
499	109820332	$ 159,259.56	95.00	37	ARM	252	to be assigned
500	109820340	$ 260,637.75	90.00	34	ARM	252	to be assigned
501	109820357	$ 274,035.17	90.00	34	ARM	252	to be assigned
502	109820464	$ 222,803.53	95.00	37	ARM	252	to be assigned
503	109820555	$ 269,629.02	90.00	34	ARM	252	to be assigned
504	109820589	$ 118,855.31	85.00	30	ARM	252	to be assigned
505	109820647	$ 113,958.63	86.51	31	ARM	252	to be assigned
506	109820662	$ 206,467.01	90.00	34	ARM	252	to be assigned
507	109820704	$ 156,557.43	95.00	37	ARM	252	to be assigned
508	109820753	$ 169,803.26	85.00	30	ARM	252	to be assigned
509	109820795	$ 129,755.69	90.00	34	ARM	252	to be assigned
510	109820928	$ 111,931.40	95.00	37	ARM	252	to be assigned
511	109820936	$ 134,759.26	90.00	34	ARM	252	to be assigned
512	109820969	$ 144,091.29	85.00	30	ARM	252	to be assigned
513	109821017	$ 121,404.92	85.00	30	ARM	252	to be assigned
514	109821041	$ 30,566.37	85.00	30	ARM	252	to be assigned
515	109821082	$ 111,841.37	100.00	40	ARM	252	to be assigned
516	109821116	$ 128,059.03	95.00	37	ARM	252	to be assigned
517	109821132	$ 127,264.31	85.00	30	ARM	252	to be assigned
518	109821207	$ 119,516.36	95.00	37	ARM	252	to be assigned
519	109821215	$ 134,769.15	90.00	34	ARM	252	to be assigned
520	109821223	$ 106,139.40	85.00	30	ARM	252	to be assigned
521	109821280	$ 426,596.67	89.06	33	ARM	252	to be assigned
522	109821314	$ 101,513.12	95.00	37	ARM	252	to be assigned
523	109821348	$ 328,069.20	90.00	34	ARM	252	to be assigned
524	109821389	$ 332,463.18	90.00	34	ARM	252	to be assigned
525	109821439	$ 290,211.46	90.00	34	ARM	252	to be assigned
526	109821587	$ 231,536.04	82.86	28	ARM	252	to be assigned
527	109821629	$ 327,844.30	90.00	34	ARM	252	to be assigned
528	109821645	$ 444,843.28	90.00	34	ARM	252	to be assigned
529	109821660	$ 327,271.67	95.00	37	ARM	252	to be assigned
530	109821678	$ 265,571.18	95.00	37	ARM	252	to be assigned
531	109821686	$ 424,183.56	85.00	30	ARM	252	to be assigned
532	109821710	$ 93,416.75	85.00	30	ARM	252	to be assigned
533	109821819	$ 121,365.38	90.00	34	ARM	252	to be assigned
534	109821835	$ 118,836.50	85.00	30	ARM	252	to be assigned
535	109821850	$ 118,564.16	95.00	37	ARM	252	to be assigned
536	109822007	$ 237,108.74	95.00	37	ARM	252	to be assigned
537	109822031	$ 283,102.93	90.00	34	ARM	252	to be assigned
538	109822098	$ 121,359.67	90.00	34	ARM	252	to be assigned
539	109822106	$ 134,755.24	90.00	34	ARM	252	to be assigned
540	109822155	$ 75,875.04	100.00	40	ARM	252	to be assigned
541	109822197	$ 182,161.77	95.00	37	ARM	252	to be assigned
542	109822205	$ 169,789.00	85.00	30	ARM	252	to be assigned
543	109822254	$ 206,256.90	85.00	30	ARM	252	to be assigned
544	109822361	$ 263,579.08	90.00	34	ARM	252	to be assigned
545	109822379	$ 237,056.75	95.00	37	ARM	252	to be assigned
546	109822452	$ 199,458.33	90.00	34	ARM	252	to be assigned
547	109822460	$ 234,632.23	100.00	40	ARM	252	to be assigned
548	109822478	$ 229,028.64	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
549	109822551	$ 404,265.76	90.00	34	ARM	252	to be assigned
550	109822601	$ 259,572.51	100.00	40	ARM	252	to be assigned
551	109822718	$ 148,809.32	100.00	40	ARM	252	to be assigned
552	109822817	$ 347,770.53	85.00	30	ARM	252	to be assigned
553	109822908	$ 264,551.26	100.00	40	ARM	252	to be assigned
554	109822924	$ 224,647.89	100.00	40	ARM	252	to be assigned
555	109822973	$ 268,535.49	100.00	40	ARM	252	to be assigned
556	109823005	$ 398,887.11	85.00	30	ARM	252	to be assigned
557	109823054	$ 67,341.26	95.00	37	ARM	252	to be assigned
558	109823070	$ 305,520.18	85.00	30	ARM	252	to be assigned
559	109823161	$ 47,441.05	95.00	37	ARM	252	to be assigned
560	109823286	$ 44,939.42	90.00	34	ARM	252	to be assigned
561	109823351	$ 92,320.26	95.00	37	ARM	252	to be assigned
562	109823385	$ 118,662.80	90.00	34	ARM	252	to be assigned
563	109823468	$ 179,657.78	100.00	40	ARM	252	to be assigned
564	109823500	$ 215,044.89	89.85	34	ARM	252	to be assigned
565	109823526	$ 211,117.04	90.00	34	ARM	252	to be assigned
566	109823559	$ 163,610.83	90.00	34	ARM	252	to be assigned
567	109823591	$ 54,356.57	85.00	30	ARM	252	to be assigned
568	109823666	$ 236,054.03	85.00	30	ARM	252	to be assigned
569	109823682	$ 314,207.46	90.00	34	ARM	252	to be assigned
570	109823690	$ 180,148.76	100.00	40	ARM	252	to be assigned
571	109823708	$ 192,997.38	90.00	34	ARM	252	to be assigned
572	109823740	$ 68,920.31	87.34	32	ARM	252	to be assigned
573	109823856	$ 124,044.26	90.00	34	ARM	252	to be assigned
574	109823898	$ 128,059.03	95.00	37	ARM	252	to be assigned
575	109823930	$ 122,258.63	90.00	34	ARM	252	to be assigned
576	109823948	$ 153,699.00	100.00	40	ARM	252	to be assigned
577	109823963	$ 227,683.55	95.00	37	ARM	252	to be assigned
578	109824029	$ 154,981.91	90.00	34	ARM	252	to be assigned
579	109824037	$ 142,530.90	85.00	30	ARM	252	to be assigned
580	109824060	$ 333,052.96	95.00	37	ARM	252	to be assigned
581	109824078	$ 208,743.26	95.00	37	ARM	252	to be assigned
582	109824144	$ 170,810.28	90.00	34	ARM	252	to be assigned
583	109824177	$ 202,051.49	89.91	34	ARM	252	to be assigned
584	109824185	$ 181,485.34	90.00	34	ARM	252	to be assigned
585	109824193	$ 146,389.50	90.00	34	ARM	252	to be assigned
586	109824201	$ 106,719.01	95.00	37	ARM	252	to be assigned
587	109824219	$ 169,796.79	95.00	37	ARM	252	to be assigned
588	109824268	$ 155,293.73	85.00	30	ARM	252	to be assigned
589	109824367	$ 251,564.84	90.00	34	ARM	252	to be assigned
590	109824441	$ 232,577.58	92.09	35	ARM	252	to be assigned
591	109824466	$ 214,493.80	100.00	40	ARM	252	to be assigned
592	109824490	$ 227,434.94	95.00	37	ARM	252	to be assigned
593	109824607	$ 346,904.75	80.37	26	ARM	252	to be assigned
594	109824649	$ 204,885.18	90.00	34	ARM	252	to be assigned
595	109824656	$ 157,240.52	90.00	34	ARM	252	to be assigned
596	109824771	$ 215,387.82	90.00	34	ARM	252	to be assigned
597	109824789	$ 186,165.15	91.42	35	ARM	252	to be assigned
598	109824797	$ 236,226.64	87.67	32	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
599	109824805	$ 59,281.20	90.00	34	ARM	252	to be assigned
600	109824839	$ 220,667.63	85.00	30	ARM	252	to be assigned
601	109824862	$ 279,492.37	96.55	38	ARM	252	to be assigned
602	109824896	$ 422,179.58	90.00	34	ARM	252	to be assigned
603	109824904	$ 330,598.16	95.00	37	ARM	252	to be assigned
604	109824912	$ 390,917.08	90.00	34	ARM	252	to be assigned
605	109824953	$ 86,314.69	95.00	37	ARM	252	to be assigned
606	109825018	$ 156,491.77	95.00	37	ARM	252	to be assigned
607	109825067	$ 273,722.76	100.00	40	ARM	252	to be assigned
608	109825075	$ 341,349.29	90.00	34	ARM	252	to be assigned
609	109825117	$ 339,541.28	85.00	30	ARM	252	to be assigned
610	109825174	$ 165,860.27	95.00	37	ARM	252	to be assigned
611	109825257	$ 268,736.93	90.00	34	ARM	252	to be assigned
612	109825307	$ 386,144.76	85.00	30	ARM	252	to be assigned
613	109825372	$ 237,196.06	95.00	37	ARM	252	to be assigned
614	109825463	$ 259,344.13	81.25	27	ARM	252	to be assigned
615	109825489	$ 166,711.63	81.46	27	ARM	252	to be assigned
616	109825513	$ 202,268.53	84.38	29	ARM	252	to be assigned
617	109825638	$ 230,819.11	85.00	30	ARM	252	to be assigned
618	109825695	$ 308,237.34	95.00	37	ARM	252	to be assigned
619	109825703	$ 282,986.03	90.00	34	ARM	252	to be assigned
620	109825786	$ 260,526.82	94.91	37	ARM	252	to be assigned
621	109825794	$ 288,523.89	81.41	27	ARM	252	to be assigned
622	109825877	$ 384,365.75	89.53	33	ARM	252	to be assigned
623	109825893	$ 313,141.61	95.00	37	ARM	252	to be assigned
624	109825943	$ 426,817.61	90.00	34	ARM	252	to be assigned
625	109826057	$ 253,338.41	95.00	37	ARM	252	to be assigned
626	109826099	$ 350,112.25	85.00	30	ARM	252	to be assigned
627	109826198	$ 269,664.89	90.00	34	ARM	252	to be assigned
628	109826222	$ 192,508.50	85.00	30	ARM	252	to be assigned
629	109826339	$ 252,459.00	90.00	34	ARM	252	to be assigned
630	109826347	$ 93,905.62	95.00	37	ARM	252	to be assigned
631	109826362	$ 115,946.30	90.00	34	ARM	252	to be assigned
632	109826396	$ 44,995.11	85.00	30	ARM	252	to be assigned
633	109826412	$ 72,797.79	90.00	34	ARM	252	to be assigned
634	109826420	$ 170,762.66	95.00	37	ARM	252	to be assigned
635	109826479	$ 95,870.21	85.00	30	ARM	252	to be assigned
636	109826487	$ 82,688.29	90.00	34	ARM	252	to be assigned
637	109826529	$ 169,777.88	85.00	30	ARM	252	to be assigned
638	109826545	$ 143,641.41	90.00	34	ARM	252	to be assigned
639	109826552	$ 105,163.86	90.00	34	ARM	252	to be assigned
640	109826560	$ 84,354.07	100.00	40	ARM	252	to be assigned
641	109826578	$ 122,372.93	95.00	37	ARM	252	to be assigned
642	109826594	$ 98,801.54	90.00	34	ARM	252	to be assigned
643	109826644	$ 85,354.72	95.00	37	ARM	252	to be assigned
644	109826677	$ 73,967.18	95.00	37	ARM	252	to be assigned
645	109826727	$ 186,891.60	90.00	34	ARM	252	to be assigned
646	109826735	$ 169,720.79	83.00	28	ARM	252	to be assigned
647	109826776	$ 227,624.39	88.72	33	ARM	252	to be assigned
648	109826867	$ 146,748.11	84.97	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
649	109826891	$ 207,725.56	89.66	34	ARM	252	to be assigned
650	109826925	$ 125,812.38	90.00	34	ARM	252	to be assigned
651	109826933	$ 214,738.03	100.00	40	ARM	252	to be assigned
652	109826958	$ 100,640.68	90.00	34	ARM	252	to be assigned
653	109826974	$ 157,279.18	90.00	34	ARM	252	to be assigned
654	109826990	$ 210,359.28	90.00	34	ARM	252	to be assigned
655	109827048	$ 171,661.40	90.00	34	ARM	252	to be assigned
656	109827055	$ 123,775.19	82.67	28	ARM	252	to be assigned
657	109827071	$ 258,707.34	85.00	30	ARM	252	to be assigned
658	109827147	$ 148,966.76	95.00	37	ARM	252	to be assigned
659	109827204	$ 244,222.79	95.00	37	ARM	252	to be assigned
660	109827303	$ 368,904.95	85.00	30	ARM	252	to be assigned
661	109827394	$ 222,442.26	85.00	30	ARM	252	to be assigned
662	109827444	$ 154,589.53	83.33	28	ARM	252	to be assigned
663	109827477	$ 188,343.71	85.00	30	ARM	252	to be assigned
664	109827485	$ 184,138.69	84.63	30	ARM	252	to be assigned
665	109827527	$ 197,705.18	90.00	34	ARM	252	to be assigned
666	109827535	$ 225,412.94	84.96	30	ARM	252	to be assigned
667	109827667	$ 207,904.21	85.00	30	ARM	252	to be assigned
668	109827675	$ 299,548.82	82.64	28	ARM	252	to be assigned
669	109827691	$ 321,565.56	100.00	40	ARM	252	to be assigned
670	109827741	$ 222,000.08	95.00	37	ARM	252	to be assigned
671	109827857	$ 207,883.29	85.00	30	ARM	252	to be assigned
672	109827865	$ 279,853.12	95.00	37	ARM	252	to be assigned
673	109827873	$ 420,398.60	90.00	34	ARM	252	to be assigned
674	109827881	$ 255,978.18	90.00	34	ARM	252	to be assigned
675	109827923	$ 126,690.94	90.00	34	ARM	252	to be assigned
676	109827931	$ 381,307.47	84.89	30	ARM	252	to be assigned
677	109827964	$ 318,172.12	85.00	30	ARM	252	to be assigned
678	109827980	$ 161,233.94	95.00	37	ARM	252	to be assigned
679	109828004	$ 227,660.52	81.43	27	ARM	252	to be assigned
680	109828012	$ 202,190.87	88.04	32	ARM	252	to be assigned
681	109828046	$ 257,349.55	80.63	26	ARM	252	to be assigned
682	109828053	$ 350,523.07	85.00	30	ARM	252	to be assigned
683	109828137	$ 150,254.94	87.98	32	ARM	252	to be assigned
684	109828152	$ 164,143.88	95.00	37	ARM	252	to be assigned
685	109828277	$ 180,964.72	95.00	37	ARM	252	to be assigned
686	109828319	$ 331,993.10	95.00	37	ARM	252	to be assigned
687	109828384	$ 176,662.23	85.00	30	ARM	252	to be assigned
688	109828442	$ 119,491.85	90.00	34	ARM	252	to be assigned
689	109828475	$ 75,547.65	85.00	30	ARM	252	to be assigned
690	109828566	$ 234,563.98	90.00	34	ARM	252	to be assigned
691	109828624	$ 200,385.92	90.00	34	ARM	252	to be assigned
692	109828665	$ 211,091.23	90.00	34	ARM	252	to be assigned
693	109828681	$ 122,234.85	85.00	30	ARM	252	to be assigned
694	109828699	$ 188,882.96	85.00	30	ARM	252	to be assigned
695	109828772	$ 143,802.15	90.00	34	ARM	252	to be assigned
696	109828921	$ 118,665.24	90.00	34	ARM	252	to be assigned
697	109828939	$ 166,217.82	90.00	34	ARM	252	to be assigned
698	109828962	$ 263,307.50	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
699	109829051	$ 203,769.21	85.00	30	ARM	252	to be assigned
700	109829119	$ 44,945.27	90.00	34	ARM	252	to be assigned
701	109829127	$ 59,406.88	85.00	30	ARM	252	to be assigned
702	109829143	$ 270,467.26	90.00	34	ARM	252	to be assigned
703	109829176	$ 147,979.33	95.00	37	ARM	252	to be assigned
704	109829192	$ 112,392.35	90.00	34	ARM	252	to be assigned
705	109829226	$ 239,890.06	95.00	37	ARM	252	to be assigned
706	109829291	$ 106,934.27	85.00	30	ARM	252	to be assigned
707	109829333	$ 184,992.89	95.00	37	ARM	252	to be assigned
708	109829341	$ 211,161.51	90.00	34	ARM	252	to be assigned
709	109829366	$ 148,569.14	85.00	30	ARM	252	to be assigned
710	109829382	$ 145,410.05	88.90	33	ARM	252	to be assigned
711	109829408	$ 181,767.08	100.00	40	ARM	252	to be assigned
712	109829424	$ 157,294.28	90.00	34	ARM	252	to be assigned
713	109829432	$ 300,244.00	94.00	37	ARM	252	to be assigned
714	109829440	$ 184,293.43	90.00	34	ARM	252	to be assigned
715	109829457	$ 103,342.78	90.00	34	ARM	252	to be assigned
716	109829499	$ 246,577.62	95.00	37	ARM	252	to be assigned
717	109829556	$ 206,398.41	95.00	37	ARM	252	to be assigned
718	109829564	$ 103,334.79	90.00	34	ARM	252	to be assigned
719	109829572	$ 309,079.03	88.43	33	ARM	252	to be assigned
720	109829598	$ 134,777.59	87.10	32	ARM	252	to be assigned
721	109829606	$ 267,736.86	90.00	34	ARM	252	to be assigned
722	109829705	$ 175,496.05	95.00	37	ARM	252	to be assigned
723	109829713	$ 205,361.12	85.00	30	ARM	252	to be assigned
724	109829739	$ 161,273.57	95.00	37	ARM	252	to be assigned
725	109829754	$ 131,547.86	85.00	30	ARM	252	to be assigned
726	109829770	$ 339,493.76	85.00	30	ARM	252	to be assigned
727	109829788	$ 193,231.43	90.00	34	ARM	252	to be assigned
728	109829796	$ 346,328.39	95.00	37	ARM	252	to be assigned
729	109829820	$ 109,070.36	95.00	37	ARM	252	to be assigned
730	109829853	$ 150,175.68	94.00	37	ARM	252	to be assigned
731	109829861	$ 237,552.47	90.00	34	ARM	252	to be assigned
732	109829879	$ 235,533.26	90.00	34	ARM	252	to be assigned
733	109829887	$ 81,604.91	90.00	34	ARM	252	to be assigned
734	109829937	$ 85,380.13	95.00	37	ARM	252	to be assigned
735	109829952	$ 154,854.79	100.00	40	ARM	252	to be assigned
736	109829986	$ 132,120.24	83.39	29	ARM	252	to be assigned
737	109829994	$ 117,602.45	95.00	37	ARM	252	to be assigned
738	109830000	$ 237,564.31	85.00	30	ARM	252	to be assigned
739	109830018	$ 190,521.52	90.00	34	ARM	252	to be assigned
740	109830034	$ 241,936.80	95.00	37	ARM	252	to be assigned
741	109830059	$ 142,226.01	95.00	37	ARM	252	to be assigned
742	109830141	$ 25,482.26	85.00	30	ARM	252	to be assigned
743	109830166	$ 63,680.09	85.00	30	ARM	252	to be assigned
744	109830224	$ 146,746.16	94.84	37	ARM	252	to be assigned
745	109830240	$ 331,241.00	85.00	30	ARM	252	to be assigned
746	109830299	$ 44,174.01	85.00	30	ARM	252	to be assigned
747	109830315	$ 41,617.80	85.00	30	ARM	252	to be assigned
748	109830323	$ 280,465.51	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
749	109830349	$ 55,703.64	90.00	34	ARM	252	to be assigned
750	109830372	$ 80,417.27	90.00	34	ARM	252	to be assigned
751	109830406	$ 123,276.09	95.00	37	ARM	252	to be assigned
752	109830455	$ 87,170.01	89.54	33	ARM	252	to be assigned
753	109830471	$ 89,141.47	85.00	30	ARM	252	to be assigned
754	109830497	$ 98,836.21	90.00	34	ARM	252	to be assigned
755	109830513	$ 199,190.87	95.00	37	ARM	252	to be assigned
756	109830539	$ 385,291.83	90.00	34	ARM	252	to be assigned
757	109830547	$ 171,745.17	95.00	37	ARM	252	to be assigned
758	109830570	$ 197,637.53	88.00	32	ARM	252	to be assigned
759	109830588	$ 207,634.72	95.00	37	ARM	252	to be assigned
760	109830596	$ 123,290.86	95.00	37	ARM	252	to be assigned
761	109830604	$ 136,813.66	94.48	37	ARM	252	to be assigned
762	109830679	$ 217,658.84	100.00	40	ARM	252	to be assigned
763	109830687	$ 131,751.25	89.19	33	ARM	252	to be assigned
764	109830695	$ 143,842.09	90.00	34	ARM	252	to be assigned
765	109830711	$ 112,093.54	89.84	34	ARM	252	to be assigned
766	109830737	$ 162,103.40	85.00	30	ARM	252	to be assigned
767	109830745	$ 93,744.85	100.00	40	ARM	252	to be assigned
768	109830760	$ 213,311.66	95.00	37	ARM	252	to be assigned
769	109830794	$ 123,000.24	85.00	30	ARM	252	to be assigned
770	109830802	$ 137,828.72	89.90	34	ARM	252	to be assigned
771	109830810	$ 251,235.42	95.00	37	ARM	252	to be assigned
772	109830844	$ 113,021.08	89.84	34	ARM	252	to be assigned
773	109830869	$ 143,714.04	90.00	34	ARM	252	to be assigned
774	109830877	$ 229,341.88	83.64	29	ARM	252	to be assigned
775	109830885	$ 147,760.94	100.00	40	ARM	252	to be assigned
776	109830901	$ 150,990.14	90.00	34	ARM	252	to be assigned
777	109830919	$ 136,089.58	95.00	37	ARM	252	to be assigned
778	109830943	$ 194,413.70	95.00	37	ARM	252	to be assigned
779	109830976	$ 121,309.85	90.00	34	ARM	252	to be assigned
780	109831065	$ 275,109.85	100.00	40	ARM	252	to be assigned
781	109831149	$ 152,727.95	88.95	33	ARM	252	to be assigned
782	109831172	$ 215,568.02	90.00	34	ARM	252	to be assigned
783	109831180	$ 175,662.67	100.00	40	ARM	252	to be assigned
784	109831248	$ 82,255.14	94.99	37	ARM	252	to be assigned
785	109831297	$ 314,147.88	85.00	30	ARM	252	to be assigned
786	109831347	$ 246,194.54	90.00	34	ARM	252	to be assigned
787	109831370	$ 167,918.96	95.00	37	ARM	252	to be assigned
788	109831453	$ 66,335.14	95.00	37	ARM	252	to be assigned
789	109831461	$ 189,555.05	90.43	34	ARM	252	to be assigned
790	109831487	$ 79,710.89	89.70	34	ARM	252	to be assigned
791	109831545	$ 74,701.31	85.00	30	ARM	252	to be assigned
792	109831560	$ 317,477.14	88.33	33	ARM	252	to be assigned
793	109831578	$ 112,292.05	86.54	31	ARM	252	to be assigned
794	109831594	$ 287,076.35	91.14	35	ARM	252	to be assigned
795	109831610	$ 189,717.10	100.00	40	ARM	252	to be assigned
796	109831719	$ 80,596.34	95.00	37	ARM	252	to be assigned
797	109831727	$ 231,797.52	90.00	34	ARM	252	to be assigned
798	109831768	$ 142,511.06	83.51	29	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
799	109831826	$ 368,361.55	90.00	34	ARM	252	to be assigned
800	109831842	$ 143,837.10	90.00	34	ARM	252	to be assigned
801	109831883	$ 256,034.98	90.00	34	ARM	252	to be assigned
802	109831891	$ 169,726.43	90.00	34	ARM	252	to be assigned
803	109831933	$ 291,957.41	95.00	37	ARM	252	to be assigned
804	109831941	$ 172,368.36	90.00	34	ARM	252	to be assigned
805	109831958	$ 208,108.78	95.00	37	ARM	252	to be assigned
806	109831966	$ 148,079.19	89.88	34	ARM	252	to be assigned
807	109832006	$ 144,773.08	80.56	26	ARM	252	to be assigned
808	109832014	$ 160,270.40	84.92	30	ARM	252	to be assigned
809	109832030	$ 270,000.94	90.00	34	ARM	252	to be assigned
810	109832048	$ 229,532.78	95.00	37	ARM	252	to be assigned
811	109832329	$ 299,516.37	89.02	33	ARM	252	to be assigned
812	109832337	$ 285,495.11	100.00	40	ARM	252	to be assigned
813	109832378	$ 324,464.58	100.00	40	ARM	252	to be assigned
814	109832386	$ 433,578.89	85.00	30	ARM	252	to be assigned
815	109832410	$ 331,897.19	95.00	37	ARM	252	to be assigned
816	109832436	$ 407,837.42	90.00	34	ARM	252	to be assigned
817	109832451	$ 246,972.06	90.00	34	ARM	252	to be assigned
818	109832493	$ 298,707.09	88.00	32	ARM	252	to be assigned
819	109832501	$ 262,523.20	84.84	30	ARM	252	to be assigned
820	109832527	$ 336,457.69	90.73	34	ARM	252	to be assigned
821	109832535	$ 299,293.66	100.00	40	ARM	252	to be assigned
822	109832550	$ 156,665.09	86.26	31	ARM	252	to be assigned
823	109832683	$ 282,960.60	90.00	34	ARM	252	to be assigned
824	109832691	$ 435,594.96	90.00	34	ARM	252	to be assigned
825	109832717	$ 299,596.06	100.00	40	ARM	252	to be assigned
826	109832741	$ 270,323.91	95.00	37	ARM	252	to be assigned
827	109832766	$ 202,122.07	90.00	34	ARM	252	to be assigned
828	109832816	$ 237,589.01	85.00	30	ARM	252	to be assigned
829	109832840	$ 229,075.79	90.00	34	ARM	252	to be assigned
830	109832857	$ 238,587.30	100.00	40	ARM	252	to be assigned
831	109832865	$ 354,594.44	90.00	34	ARM	252	to be assigned
832	109832899	$ 124,784.15	96.15	38	ARM	252	to be assigned
833	109832923	$ 127,091.02	95.00	37	ARM	252	to be assigned
834	109832949	$ 167,134.88	90.00	34	ARM	252	to be assigned
835	109833004	$ 108,116.16	90.00	34	ARM	252	to be assigned
836	109833012	$ 161,183.74	95.00	37	ARM	252	to be assigned
837	109833046	$ 289,768.05	90.00	34	ARM	252	to be assigned
838	109833061	$ 220,136.73	90.00	34	ARM	252	to be assigned
839	109833095	$ 202,114.72	90.00	34	ARM	252	to be assigned
840	109833103	$ 76,411.64	90.00	34	ARM	252	to be assigned
841	109833129	$ 133,819.88	89.93	34	ARM	252	to be assigned
842	109833137	$ 224,671.62	93.75	36	ARM	252	to be assigned
843	109833160	$ 93,871.04	95.00	37	ARM	252	to be assigned
844	109833186	$ 159,455.15	95.00	37	ARM	252	to be assigned
845	109833194	$ 165,257.22	85.00	30	ARM	252	to be assigned
846	109833228	$ 267,476.73	85.00	30	ARM	252	to be assigned
847	109833277	$ 193,186.50	90.00	34	ARM	252	to be assigned
848	109833285	$ 161,252.24	95.00	37	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
849	109833335	$ 192,927.25	90.00	34	ARM	252	to be assigned
850	109833350	$ 84,827.07	85.00	30	ARM	252	to be assigned
851	109833368	$ 310,192.06	95.00	37	ARM	252	to be assigned
852	109833384	$ 359,442.19	86.75	31	ARM	252	to be assigned
853	109833392	$ 129,846.47	83.90	29	ARM	252	to be assigned
854	109833467	$ 274,413.94	100.00	40	ARM	252	to be assigned
855	109833517	$ 150,501.06	95.00	37	ARM	252	to be assigned
856	109833566	$ 303,421.58	95.00	37	ARM	252	to be assigned
857	109833582	$ 324,338.82	90.28	34	ARM	252	to be assigned
858	109833608	$ 284,403.76	85.00	30	ARM	252	to be assigned
859	109833616	$ 237,079.40	89.99	34	ARM	252	to be assigned
860	109833640	$ 319,419.86	100.00	40	ARM	252	to be assigned
861	109833681	$ 152,772.19	85.00	30	ARM	252	to be assigned
862	109833731	$ 339,007.86	90.00	34	ARM	252	to be assigned
863	109833756	$ 164,756.28	83.33	28	ARM	252	to be assigned
864	109833764	$ 284,530.49	100.00	40	ARM	252	to be assigned
865	109833772	$ 244,624.48	95.00	37	ARM	252	to be assigned
866	109833830	$ 109,885.26	83.97	29	ARM	252	to be assigned
867	109833855	$ 96,149.29	90.00	34	ARM	252	to be assigned
868	109833897	$ 130,251.69	90.00	34	ARM	252	to be assigned
869	109833913	$ 157,276.96	90.00	34	ARM	252	to be assigned
870	109833947	$ 94,387.42	90.00	34	ARM	252	to be assigned
871	109833962	$ 121,817.98	100.00	40	ARM	252	to be assigned
872	109833988	$ 161,268.96	85.00	30	ARM	252	to be assigned
873	109833996	$ 195,761.66	100.00	40	ARM	252	to be assigned
874	109834028	$ 190,970.88	85.00	30	ARM	252	to be assigned
875	109834101	$ 140,051.38	85.00	30	ARM	252	to be assigned
876	109834127	$ 94,396.37	90.00	34	ARM	252	to be assigned
877	109834150	$ 139,202.70	100.00	40	ARM	252	to be assigned
878	109834168	$ 161,088.60	95.00	37	ARM	252	to be assigned
879	109834200	$ 227,660.52	95.00	37	ARM	252	to be assigned
880	109834218	$ 139,769.81	89.17	33	ARM	252	to be assigned
881	109834317	$ 170,585.27	95.00	37	ARM	252	to be assigned
882	109834424	$ 166,002.45	95.00	37	ARM	252	to be assigned
883	109834440	$ 134,623.96	90.00	34	ARM	252	to be assigned
884	109834473	$ 354,803.84	90.00	34	ARM	252	to be assigned
885	109834499	$ 230,227.97	95.00	37	ARM	252	to be assigned
886	109834515	$ 227,424.73	85.00	30	ARM	252	to be assigned
887	109834531	$ 239,564.88	87.27	32	ARM	252	to be assigned
888	109834572	$ 318,969.49	92.61	36	ARM	252	to be assigned
889	109834606	$ 139,990.75	85.00	30	ARM	252	to be assigned
890	109834663	$ 188,632.48	100.00	40	ARM	252	to be assigned
891	109834713	$ 359,514.29	90.00	34	ARM	252	to be assigned
892	109834721	$ 227,624.39	95.00	37	ARM	252	to be assigned
893	109834812	$ 398,311.00	95.00	37	ARM	252	to be assigned
894	109834838	$ 299,616.08	100.00	40	ARM	252	to be assigned
895	109834895	$ 352,032.36	85.00	30	ARM	252	to be assigned
896	109834937	$ 190,454.09	90.00	34	ARM	252	to be assigned
897	109834945	$ 67,405.55	90.00	34	ARM	252	to be assigned
898	109834986	$ 359,212.37	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
899	109834994	$ 252,513.98	85.76	31	ARM	252	to be assigned
900	109835017	$ 183,831.64	91.19	35	ARM	252	to be assigned
901	109835033	$ 248,548.58	100.00	40	ARM	252	to be assigned
902	109835041	$ 226,651.75	87.31	32	ARM	252	to be assigned
903	109835108	$ 264,519.56	100.00	40	ARM	252	to be assigned
904	109835116	$ 218,000.19	84.00	29	ARM	252	to be assigned
905	109835124	$ 149,614.78	100.00	40	ARM	252	to be assigned
906	109835132	$ 235,665.10	100.00	40	ARM	252	to be assigned
907	109835165	$ 253,786.28	95.00	37	ARM	252	to be assigned
908	109835173	$ 289,420.04	81.46	27	ARM	252	to be assigned
909	109835207	$ 203,995.81	90.00	34	ARM	252	to be assigned
910	109835264	$ 165,757.72	89.73	34	ARM	252	to be assigned
911	109835280	$ 154,390.61	85.00	30	ARM	252	to be assigned
912	109835306	$ 189,743.65	95.00	37	ARM	252	to be assigned
913	109835363	$ 303,459.46	95.00	37	ARM	252	to be assigned
914	109835397	$ 128,724.46	92.14	35	ARM	252	to be assigned
915	109835488	$ 166,108.67	90.00	34	ARM	252	to be assigned
916	109835538	$ 246,432.68	95.00	37	ARM	252	to be assigned
917	109835546	$ 338,850.31	90.00	34	ARM	252	to be assigned
918	109835553	$ 249,450.96	100.00	40	ARM	252	to be assigned
919	109835561	$ 268,603.35	86.77	31	ARM	252	to be assigned
920	109835579	$ 277,677.66	90.00	34	ARM	252	to be assigned
921	109835595	$ 208,121.10	95.00	37	ARM	252	to be assigned
922	109835603	$ 280,285.41	90.00	34	ARM	252	to be assigned
923	109835728	$ 194,677.37	94.98	37	ARM	252	to be assigned
924	109835736	$ 123,228.79	95.00	37	ARM	252	to be assigned
925	109835769	$ 240,375.55	95.00	37	ARM	252	to be assigned
926	109835785	$ 233,437.63	90.00	34	ARM	252	to be assigned
927	109835793	$ 152,604.49	85.00	30	ARM	252	to be assigned
928	109835876	$ 205,066.43	89.35	33	ARM	252	to be assigned
929	109835884	$ 176,304.11	95.00	37	ARM	252	to be assigned
930	109835918	$ 350,292.68	90.00	34	ARM	252	to be assigned
931	109835959	$ 317,287.53	92.98	36	ARM	252	to be assigned
932	109835983	$ 359,094.79	90.00	34	ARM	252	to be assigned
933	109835991	$ 46,700.31	85.00	30	ARM	252	to be assigned
934	109836007	$ 163,632.80	97.00	39	ARM	252	to be assigned
935	109836031	$ 177,606.93	100.00	40	ARM	252	to be assigned
936	109836049	$ 359,402.23	83.72	29	ARM	252	to be assigned
937	109836072	$ 59,229.31	90.00	34	ARM	252	to be assigned
938	109836098	$ 238,243.37	90.00	34	ARM	252	to be assigned
939	109836148	$ 195,696.30	84.85	30	ARM	252	to be assigned
940	109836155	$ 237,568.51	85.00	30	ARM	252	to be assigned
941	109836163	$ 216,337.61	85.00	30	ARM	252	to be assigned
942	109836171	$ 365,086.92	95.00	37	ARM	252	to be assigned
943	109836213	$ 254,579.92	100.00	40	ARM	252	to be assigned
944	109836304	$ 332,402.12	90.00	34	ARM	252	to be assigned
945	109836312	$ 386,358.67	90.00	34	ARM	252	to be assigned
946	109836320	$ 200,236.32	85.00	30	ARM	252	to be assigned
947	109836452	$ 161,226.52	95.00	37	ARM	252	to be assigned
948	109836486	$ 331,612.68	95.00	37	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
949	109836502	$ 251,496.05	90.00	34	ARM	252	to be assigned
950	109836627	$ 54,338.45	85.00	30	ARM	252	to be assigned
951	109836668	$ 73,397.14	85.00	30	ARM	252	to be assigned
952	109836684	$ 159,789.35	84.21	29	ARM	252	to be assigned
953	109836692	$ 70,493.68	85.00	30	ARM	252	to be assigned
954	109836700	$ 54,325.53	90.00	34	ARM	252	to be assigned
955	109836718	$ 55,205.89	85.00	30	ARM	252	to be assigned
956	109836809	$ 51,153.19	95.00	37	ARM	252	to be assigned
957	109836841	$ 80,562.80	95.00	37	ARM	252	to be assigned
958	109836874	$ 92,563.19	85.00	30	ARM	252	to be assigned
959	109836890	$ 90,414.93	85.00	30	ARM	252	to be assigned
960	109836924	$ 170,750.43	90.00	34	ARM	252	to be assigned
961	109836965	$ 82,663.58	90.00	34	ARM	252	to be assigned
962	109836999	$ 34,166.21	90.00	34	ARM	252	to be assigned
963	109837005	$ 55,738.69	90.00	34	ARM	252	to be assigned
964	109837021	$ 241,967.32	85.00	30	ARM	252	to be assigned
965	109837120	$ 121,424.30	95.00	37	ARM	252	to be assigned
966	109837146	$ 322,519.06	85.00	30	ARM	252	to be assigned
967	109837203	$ 90,607.68	95.00	37	ARM	252	to be assigned
968	109837245	$ 305,915.73	90.00	34	ARM	252	to be assigned
969	109837260	$ 131,111.41	90.00	34	ARM	252	to be assigned
970	109837294	$ 143,746.44	90.00	34	ARM	252	to be assigned
971	109837328	$ 123,803.02	85.00	30	ARM	252	to be assigned
972	109837369	$ 324,624.66	100.00	40	ARM	252	to be assigned
973	109837393	$ 346,009.30	90.00	34	ARM	252	to be assigned
974	109837401	$ 249,808.46	90.00	34	ARM	252	to be assigned
975	109837435	$ 269,555.19	90.00	34	ARM	252	to be assigned
976	109837468	$ 163,144.29	95.00	37	ARM	252	to be assigned
977	109837484	$ 235,821.15	85.00	30	ARM	252	to be assigned
978	109837500	$ 118,833.16	83.80	29	ARM	252	to be assigned
979	109837518	$ 143,722.61	82.29	28	ARM	252	to be assigned
980	109837534	$ 271,390.60	85.00	30	ARM	252	to be assigned
981	109837575	$ 229,187.85	85.00	30	ARM	252	to be assigned
982	109837724	$ 161,259.53	95.00	37	ARM	252	to be assigned
983	109837807	$ 157,273.11	95.00	37	ARM	252	to be assigned
984	109837815	$ 244,311.38	90.00	34	ARM	252	to be assigned
985	109837831	$ 251,536.88	90.00	34	ARM	252	to be assigned
986	109840934	$ 341,233.77	95.00	37	ARM	252	to be assigned
987	109840991	$ 49,451.10	90.00	34	ARM	252	to be assigned
988	109841023	$ 292,349.07	85.00	30	ARM	252	to be assigned
989	109841049	$ 264,905.16	90.00	34	ARM	252	to be assigned
990	109841080	$ 111,471.11	90.00	34	ARM	252	to be assigned
991	109841098	$ 94,893.63	95.00	37	ARM	252	to be assigned
992	109841122	$ 374,614.60	95.00	37	ARM	252	to be assigned
993	109841155	$ 192,048.98	90.00	34	ARM	252	to be assigned
994	109841171	$ 115,943.66	90.00	34	ARM	252	to be assigned
995	109841288	$ 123,280.81	95.00	37	ARM	252	to be assigned
996	109841296	$ 159,841.07	90.00	34	ARM	252	to be assigned
997	109841320	$ 148,011.14	90.00	34	ARM	252	to be assigned
998	109841353	$ 117,133.87	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
999	109841387	$ 74,622.24	90.00	34	ARM	252	to be assigned
1000	109841437	$ 35,950.49	90.00	34	ARM	252	to be assigned
1001	109841452	$ 151,605.17	95.00	37	ARM	252	to be assigned
1002	109841478	$ 101,493.50	90.00	34	ARM	252	to be assigned
1003	109841494	$ 130,335.95	90.00	34	ARM	252	to be assigned
1004	109841528	$ 424,310.35	85.00	30	ARM	252	to be assigned
1005	109841577	$ 180,514.49	90.00	34	ARM	252	to be assigned
1006	109841585	$ 61,666.69	95.00	37	ARM	252	to be assigned
1007	109841593	$ 216,124.34	85.00	30	ARM	252	to be assigned
1008	109841601	$ 178,558.11	95.00	37	ARM	252	to be assigned
1009	109841692	$ 212,130.54	80.19	26	ARM	252	to be assigned
1010	109841742	$ 258,491.84	90.00	34	ARM	252	to be assigned
1011	109841767	$ 132,852.63	95.00	37	ARM	252	to be assigned
1012	109841783	$ 64,038.49	95.00	37	ARM	252	to be assigned
1013	109841858	$ 132,831.52	95.00	37	ARM	252	to be assigned
1014	109841866	$ 164,397.91	90.00	34	ARM	252	to be assigned
1015	109841874	$ 98,859.80	90.00	34	ARM	252	to be assigned
1016	109841890	$ 251,620.82	90.00	34	ARM	252	to be assigned
1017	109841908	$ 259,131.39	87.50	32	ARM	252	to be assigned
1018	109841924	$ 89,878.56	90.00	34	ARM	252	to be assigned
1019	109841932	$ 134,808.82	87.10	32	ARM	252	to be assigned
1020	109842021	$ 79,062.29	90.00	34	ARM	252	to be assigned
1021	109842146	$ 98,878.82	90.00	34	ARM	252	to be assigned
1022	109842179	$ 161,246.98	95.00	37	ARM	252	to be assigned
1023	109842229	$ 379,261.67	95.00	37	ARM	252	to be assigned
1024	109842237	$ 283,267.16	90.00	34	ARM	252	to be assigned
1025	109842245	$ 96,190.53	90.00	34	ARM	252	to be assigned
1026	109842260	$ 66,271.18	90.00	34	ARM	252	to be assigned
1027	109842369	$ 224,546.41	90.00	34	ARM	252	to be assigned
1028	109842385	$ 61,145.96	95.00	37	ARM	252	to be assigned
1029	109842427	$ 94,251.02	90.00	34	ARM	252	to be assigned
1030	109842443	$ 76,362.82	90.00	34	ARM	252	to be assigned
1031	109842484	$ 64,725.15	90.00	34	ARM	252	to be assigned
1032	109842526	$ 134,873.25	90.00	34	ARM	252	to be assigned
1033	109842567	$ 77,247.94	85.00	30	ARM	252	to be assigned
1034	109842591	$ 36,862.38	90.00	34	ARM	252	to be assigned
1035	109842633	$ 72,166.54	85.00	30	ARM	252	to be assigned
1036	109842781	$ 243,711.02	90.00	34	ARM	252	to be assigned
1037	109842864	$ 42,440.00	83.33	28	ARM	252	to be assigned
1038	109842898	$ 105,990.62	90.00	34	ARM	252	to be assigned
1039	109842948	$ 233,416.84	95.00	37	ARM	252	to be assigned
1040	109843094	$ 103,362.36	95.00	37	ARM	252	to be assigned
1041	109843151	$ 88,272.09	85.00	30	ARM	252	to be assigned
1042	109843169	$ 77,721.21	90.00	34	ARM	252	to be assigned
1043	109843177	$ 59,434.60	85.00	30	ARM	252	to be assigned
1044	109843193	$ 44,942.89	90.00	34	ARM	252	to be assigned
1045	109843250	$ 305,544.38	90.00	34	ARM	252	to be assigned
1046	109843334	$ 134,798.99	90.00	34	ARM	252	to be assigned
1047	109843409	$ 69,183.18	90.00	34	ARM	252	to be assigned
1048	109843417	$ 44,589.74	95.00	37	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1049	109843458	$ 75,504.26	85.00	30	ARM	252	to be assigned
1050	109843490	$ 83,493.01	95.00	37	ARM	252	to be assigned
1051	109843599	$ 107,843.94	90.00	34	ARM	252	to be assigned
1052	109843698	$ 127,326.58	82.26	28	ARM	252	to be assigned
1053	109843722	$ 125,812.02	90.00	34	ARM	252	to be assigned
1054	109843797	$ 71,455.25	90.00	34	ARM	252	to be assigned
1055	109843805	$ 150,923.25	90.00	34	ARM	252	to be assigned
1056	109843854	$ 190,590.34	90.00	34	ARM	252	to be assigned
1057	109843888	$ 51,665.27	84.86	30	ARM	252	to be assigned
1058	109843953	$ 74,354.04	90.00	34	ARM	252	to be assigned
1059	109843961	$ 416,515.27	90.00	34	ARM	252	to be assigned
1060	109844001	$ 87,843.00	94.93	37	ARM	252	to be assigned
1061	109844019	$ 85,381.32	95.00	37	ARM	252	to be assigned
1062	109844100	$ 47,629.05	90.00	34	ARM	252	to be assigned
1063	109844217	$ 131,508.45	85.00	30	ARM	252	to be assigned
1064	109844225	$ 45,497.17	95.00	37	ARM	252	to be assigned
1065	109844241	$ 131,482.48	85.00	30	ARM	252	to be assigned
1066	109844308	$ 103,317.31	90.00	34	ARM	252	to be assigned
1067	109844399	$ 232,773.20	89.66	34	ARM	252	to be assigned
1068	109844431	$ 78,753.36	90.00	34	ARM	252	to be assigned
1069	109844464	$ 114,517.46	90.00	34	ARM	252	to be assigned
1070	109844498	$ 491,998.95	85.00	30	ARM	252	to be assigned
1071	109844506	$ 141,965.73	90.00	34	ARM	252	to be assigned
1072	109844647	$ 137,117.11	90.00	34	ARM	252	to be assigned
1073	109844670	$ 97,635.44	85.00	30	ARM	252	to be assigned
1074	109844704	$ 66,946.75	90.00	34	ARM	252	to be assigned
1075	109844738	$ 35,953.92	90.00	34	ARM	252	to be assigned
1076	109844746	$ 84,891.22	85.00	30	ARM	252	to be assigned
1077	109844761	$ 88,013.91	90.00	34	ARM	252	to be assigned
1078	109844803	$ 68,261.11	90.00	34	ARM	252	to be assigned
1079	109844878	$ 156,425.88	95.00	37	ARM	252	to be assigned
1080	109844985	$ 122,363.84	95.00	37	ARM	252	to be assigned
1081	109845016	$ 80,002.61	90.00	34	ARM	252	to be assigned
1082	109845065	$ 147,949.99	90.00	34	ARM	252	to be assigned
1083	109845081	$ 215,642.61	90.00	34	ARM	252	to be assigned
1084	109845107	$ 58,425.78	86.03	31	ARM	252	to be assigned
1085	109845123	$ 184,893.14	95.00	37	ARM	252	to be assigned
1086	109845156	$ 79,039.19	90.00	34	ARM	252	to be assigned
1087	109845164	$ 79,792.18	85.00	30	ARM	252	to be assigned
1088	109845214	$ 50,846.09	85.00	30	ARM	252	to be assigned
1089	109845313	$ 59,280.70	90.00	34	ARM	252	to be assigned
1090	109845321	$ 60,208.68	90.00	34	ARM	252	to be assigned
1091	109845479	$ 130,285.00	90.00	34	ARM	252	to be assigned
1092	109845529	$ 138,740.63	89.68	34	ARM	252	to be assigned
1093	109845560	$ 269,256.88	90.00	34	ARM	252	to be assigned
1094	109845586	$ 253,794.84	85.00	30	ARM	252	to be assigned
1095	109845610	$ 130,341.31	88.78	33	ARM	252	to be assigned
1096	109845628	$ 72,138.04	85.00	30	ARM	252	to be assigned
1097	109845644	$ 53,937.63	90.00	34	ARM	252	to be assigned
1098	109845743	$ 67,862.83	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1099	109845792	$ 226,526.20	81.94	27	ARM	252	to be assigned
1100	109845800	$ 179,667.12	90.00	34	ARM	252	to be assigned
1101	109845875	$ 336,943.99	90.00	34	ARM	252	to be assigned
1102	109845883	$ 259,429.51	81.25	27	ARM	252	to be assigned
1103	109845966	$ 153,188.25	90.00	34	ARM	252	to be assigned
1104	109846097	$ 82,640.51	90.00	34	ARM	252	to be assigned
1105	109846170	$ 194,604.03	85.53	30	ARM	252	to be assigned
1106	109846196	$ 85,734.17	85.00	30	ARM	252	to be assigned
1107	109846295	$ 188,877.00	90.00	34	ARM	252	to be assigned
1108	109846303	$ 299,506.75	82.19	27	ARM	252	to be assigned
1109	109846352	$ 58,291.88	90.00	34	ARM	252	to be assigned
1110	109846360	$ 126,710.67	90.00	34	ARM	252	to be assigned
1111	109846451	$ 55,462.38	85.50	30	ARM	252	to be assigned
1112	109846501	$ 71,851.60	90.00	34	ARM	252	to be assigned
1113	109846519	$ 138,422.63	90.00	34	ARM	252	to be assigned
1114	109846527	$ 125,812.38	90.00	34	ARM	252	to be assigned
1115	109846543	$ 78,088.13	85.00	30	ARM	252	to be assigned
1116	109846741	$ 83,393.40	90.00	34	ARM	252	to be assigned
1117	109846766	$ 343,711.26	85.00	30	ARM	252	to be assigned
1118	109846832	$ 52,142.75	90.00	34	ARM	252	to be assigned
1119	109846923	$ 101,576.34	90.00	34	ARM	252	to be assigned
1120	109846972	$ 122,057.38	95.00	37	ARM	252	to be assigned
1121	109847012	$ 36,507.51	83.04	28	ARM	252	to be assigned
1122	109847236	$ 67,445.99	90.00	34	ARM	252	to be assigned
1123	109847251	$ 49,444.00	90.00	34	ARM	252	to be assigned
1124	109847400	$ 363,371.44	82.73	28	ARM	252	to be assigned
1125	109847418	$ 44,946.39	90.00	34	ARM	252	to be assigned
1126	109847434	$ 147,944.08	95.00	37	ARM	252	to be assigned
1127	109847459	$ 236,983.61	90.00	34	ARM	252	to be assigned
1128	109847467	$ 122,797.37	84.83	30	ARM	252	to be assigned
1129	109847475	$ 196,487.76	90.00	34	ARM	252	to be assigned
1130	109847517	$ 42,400.01	85.00	30	ARM	252	to be assigned
1131	109847558	$ 46,726.86	90.00	34	ARM	252	to be assigned
1132	109847582	$ 212,143.67	85.00	30	ARM	252	to be assigned
1133	109847608	$ 395,410.38	90.00	34	ARM	252	to be assigned
1134	109847640	$ 260,647.87	90.00	34	ARM	252	to be assigned
1135	109847657	$ 92,020.28	95.00	37	ARM	252	to be assigned
1136	109847731	$ 280,121.55	85.00	30	ARM	252	to be assigned
1137	109847814	$ 337,416.32	84.50	29	ARM	252	to be assigned
1138	109847830	$ 287,392.63	90.00	34	ARM	252	to be assigned
1139	109847939	$ 134,828.99	90.00	34	ARM	252	to be assigned
1140	109848010	$ 355,525.31	85.00	30	ARM	252	to be assigned
1141	109848028	$ 149,797.61	85.71	30	ARM	252	to be assigned
1142	109848036	$ 238,162.24	90.00	34	ARM	252	to be assigned
1143	109848093	$ 207,999.37	85.00	30	ARM	252	to be assigned
1144	109848127	$ 335,682.14	90.00	34	ARM	252	to be assigned
1145	109848176	$ 237,089.07	95.00	37	ARM	252	to be assigned
1146	109848184	$ 125,838.75	86.90	31	ARM	252	to be assigned
1147	109848192	$ 244,669.44	85.96	31	ARM	252	to be assigned
1148	109848259	$ 208,003.21	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1149	109848275	$ 53,820.79	90.00	34	ARM	252	to be assigned
1150	109848283	$ 63,798.15	90.00	34	ARM	252	to be assigned
1151	109848333	$ 92,510.79	90.00	34	ARM	252	to be assigned
1152	109848366	$ 76,412.56	90.00	34	ARM	252	to be assigned
1153	109848416	$ 83,447.75	95.00	37	ARM	252	to be assigned
1154	109848440	$ 82,598.63	90.00	34	ARM	252	to be assigned
1155	109848481	$ 88,119.10	82.82	28	ARM	252	to be assigned
1156	109848499	$ 105,566.12	90.00	34	ARM	252	to be assigned
1157	109848556	$ 101,554.32	90.00	34	ARM	252	to be assigned
1158	109848564	$ 103,334.92	90.00	34	ARM	252	to be assigned
1159	109848788	$ 114,742.35	88.46	33	ARM	252	to be assigned
1160	109848812	$ 108,612.11	85.00	30	ARM	252	to be assigned
1161	109848861	$ 99,628.69	95.00	37	ARM	252	to be assigned
1162	109849000	$ 139,830.46	85.00	30	ARM	252	to be assigned
1163	109849133	$ 188,387.79	85.00	30	ARM	252	to be assigned
1164	109849141	$ 172,624.02	95.00	37	ARM	252	to be assigned
1165	109849232	$ 103,380.46	90.00	34	ARM	252	to be assigned
1166	109849323	$ 214,719.56	90.00	34	ARM	252	to be assigned
1167	109849430	$ 53,562.62	85.13	30	ARM	252	to be assigned
1168	109849489	$ 326,438.96	85.00	30	ARM	252	to be assigned
1169	109849554	$ 160,862.51	90.00	34	ARM	252	to be assigned
1170	109849596	$ 161,821.98	81.00	26	ARM	252	to be assigned
1171	109849604	$ 242,304.16	90.00	34	ARM	252	to be assigned
1172	109849612	$ 77,871.49	86.67	31	ARM	252	to be assigned
1173	109849679	$ 144,341.55	85.00	30	ARM	252	to be assigned
1174	109849810	$ 97,519.84	85.00	30	ARM	252	to be assigned
1175	109849828	$ 142,939.78	90.00	34	ARM	252	to be assigned
1176	109849851	$ 132,056.67	90.00	34	ARM	252	to be assigned
1177	109849877	$ 203,818.97	90.00	34	ARM	252	to be assigned
1178	109850016	$ 74,548.30	90.00	34	ARM	252	to be assigned
1179	109850032	$ 48,858.98	95.00	37	ARM	252	to be assigned
1180	109850099	$ 285,873.71	84.96	30	ARM	252	to be assigned
1181	109850107	$ 143,343.86	85.00	30	ARM	252	to be assigned
1182	109850115	$ 177,713.65	80.18	26	ARM	252	to be assigned
1183	109850123	$ 274,840.80	90.00	34	ARM	252	to be assigned
1184	109850164	$ 67,348.78	90.00	34	ARM	252	to be assigned
1185	109850206	$ 66,414.89	95.00	37	ARM	252	to be assigned
1186	109850230	$ 98,798.98	90.00	34	ARM	252	to be assigned
1187	109850263	$ 33,971.81	90.00	34	ARM	252	to be assigned
1188	109850271	$ 68,786.82	95.00	37	ARM	252	to be assigned
1189	109850289	$ 449,222.92	81.82	27	ARM	252	to be assigned
1190	109850347	$ 73,860.07	85.00	30	ARM	252	to be assigned
1191	109850610	$ 48,989.11	90.00	34	ARM	252	to be assigned
1192	109850735	$ 72,168.26	85.00	30	ARM	252	to be assigned
1193	109850768	$ 152,784.11	85.96	31	ARM	252	to be assigned
1194	109850800	$ 76,405.05	90.00	34	ARM	252	to be assigned
1195	109850867	$ 63,827.70	90.00	34	ARM	252	to be assigned
1196	109850966	$ 50,339.34	90.00	34	ARM	252	to be assigned
1197	109850982	$ 49,226.43	90.00	34	ARM	252	to be assigned
1198	109851030	$ 57,505.10	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1199	109851097	$ 87,643.29	90.00	34	ARM	252	to be assigned
1200	109851162	$ 131,522.49	85.00	30	ARM	252	to be assigned
1201	109851253	$ 31,453.15	90.00	34	ARM	252	to be assigned
1202	109851261	$ 156,473.50	95.00	37	ARM	252	to be assigned
1203	109851287	$ 161,280.33	85.00	30	ARM	252	to be assigned
1204	109851311	$ 413,097.85	90.00	34	ARM	252	to be assigned
1205	109851428	$ 130,315.19	90.00	34	ARM	252	to be assigned
1206	109851535	$ 70,114.64	90.00	34	ARM	252	to be assigned
1207	109851550	$ 56,012.05	85.00	30	ARM	252	to be assigned
1208	109851576	$ 127,836.18	83.66	29	ARM	252	to be assigned
1209	109851667	$ 141,822.23	82.08	27	ARM	252	to be assigned
1210	109851683	$ 58,432.44	90.00	34	ARM	252	to be assigned
1211	109851766	$ 345,831.55	90.00	34	ARM	252	to be assigned
1212	109851873	$ 67,406.77	90.00	34	ARM	252	to be assigned
1213	109851931	$ 76,352.08	90.00	34	ARM	252	to be assigned
1214	109851998	$ 58,041.03	84.93	30	ARM	252	to be assigned
1215	109852087	$ 145,558.34	90.00	34	ARM	252	to be assigned
1216	109852178	$ 381,828.06	90.00	34	ARM	252	to be assigned
1217	109852228	$ 120,422.22	90.00	34	ARM	252	to be assigned
1218	109880740	$ 305,471.58	85.00	30	ARM	252	to be assigned
1219	109880765	$ 135,793.98	83.89	29	ARM	252	to be assigned
1220	109880831	$ 381,968.05	90.00	34	ARM	252	to be assigned
1221	109881037	$ 194,605.17	95.00	37	ARM	252	to be assigned
1222	109881045	$ 321,783.40	95.00	37	ARM	252	to be assigned
1223	109935965	$ 59,994.60	90.00	34	ARM	252	to be assigned
1224	109936054	$ 66,498.29	90.00	34	ARM	252	to be assigned
1225	109936096	$ 70,092.21	85.00	30	ARM	252	to be assigned
1226	109936104	$ 70,172.10	90.00	34	ARM	252	to be assigned
1227	109936245	$ 78,962.75	85.00	30	ARM	252	to be assigned
1228	109937011	$ 156,803.94	84.86	30	ARM	252	to be assigned
1229	109937219	$ 212,264.80	83.00	28	ARM	252	to be assigned
1230	109937243	$ 216,580.91	85.00	30	ARM	252	to be assigned
1231	109937318	$ 241,114.23	85.00	30	ARM	252	to be assigned
1232	109937581	$ 319,522.60	84.21	29	ARM	252	to be assigned
1233	109937912	$ 492,209.96	85.00	30	ARM	252	to be assigned
1234	109939546	$ 62,945.79	90.00	34	ARM	252	to be assigned
1235	109939587	$ 127,370.72	85.00	30	ARM	252	to be assigned
1236	109939603	$ 143,891.09	90.00	34	ARM	252	to be assigned
1237	109939611	$ 233,768.41	90.00	34	ARM	252	to be assigned
1238	109939660	$ 33,274.61	90.00	34	ARM	252	to be assigned
1239	109939728	$ 36,863.47	90.00	34	ARM	252	to be assigned
1240	109939785	$ 40,460.00	90.00	34	ARM	252	to be assigned
1241	109939835	$ 49,451.01	90.00	34	ARM	252	to be assigned
1242	109939843	$ 49,422.39	88.39	33	ARM	252	to be assigned
1243	109939876	$ 50,348.12	90.00	34	ARM	252	to be assigned
1244	109939884	$ 50,937.88	85.00	30	ARM	252	to be assigned
1245	109939934	$ 55,156.88	84.98	30	ARM	252	to be assigned
1246	109939975	$ 59,441.23	85.00	30	ARM	252	to be assigned
1247	109940015	$ 64,270.67	90.00	34	ARM	252	to be assigned
1248	109940064	$ 67,408.94	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1249	109940072	$ 67,429.59	81.33	27	ARM	252	to be assigned
1250	109940098	$ 67,903.71	85.00	30	ARM	252	to be assigned
1251	109940114	$ 71,939.22	90.00	34	ARM	252	to be assigned
1252	109940155	$ 73,751.29	90.00	34	ARM	252	to be assigned
1253	109940213	$ 77,328.84	90.00	34	ARM	252	to be assigned
1254	109940254	$ 79,920.82	89.99	34	ARM	252	to be assigned
1255	109940262	$ 80,661.27	85.00	30	ARM	252	to be assigned
1256	109940270	$ 80,629.32	85.00	30	ARM	252	to be assigned
1257	109940346	$ 84,526.91	90.00	34	ARM	252	to be assigned
1258	109940502	$ 101,847.83	85.00	30	ARM	252	to be assigned
1259	109940569	$ 106,169.64	85.00	30	ARM	252	to be assigned
1260	109940601	$ 108,817.64	90.00	34	ARM	252	to be assigned
1261	109940650	$ 114,171.27	90.00	34	ARM	252	to be assigned
1262	109940668	$ 115,016.61	85.00	30	ARM	252	to be assigned
1263	109940700	$ 116,805.90	90.00	34	ARM	252	to be assigned
1264	109940718	$ 116,794.29	90.00	34	ARM	252	to be assigned
1265	109940726	$ 116,850.28	84.48	29	ARM	252	to be assigned
1266	109940734	$ 117,783.30	90.00	34	ARM	252	to be assigned
1267	109940783	$ 123,539.75	83.61	29	ARM	252	to be assigned
1268	109940809	$ 123,989.50	85.00	30	ARM	252	to be assigned
1269	109940833	$ 125,802.83	90.00	34	ARM	252	to be assigned
1270	109940841	$ 126,451.80	85.00	30	ARM	252	to be assigned
1271	109940866	$ 127,349.08	85.00	30	ARM	252	to be assigned
1272	109940874	$ 127,683.14	90.00	34	ARM	252	to be assigned
1273	109940882	$ 129,433.81	90.00	34	ARM	252	to be assigned
1274	109940932	$ 130,387.22	90.00	34	ARM	252	to be assigned
1275	109941005	$ 134,835.86	90.00	34	ARM	252	to be assigned
1276	109941047	$ 138,310.75	85.00	30	ARM	252	to be assigned
1277	109941104	$ 142,586.96	85.00	30	ARM	252	to be assigned
1278	109941195	$ 146,484.11	85.00	30	ARM	252	to be assigned
1279	109941203	$ 146,801.21	85.00	30	ARM	252	to be assigned
1280	109941252	$ 152,943.96	90.00	34	ARM	252	to be assigned
1281	109941302	$ 163,051.25	85.00	30	ARM	252	to be assigned
1282	109941336	$ 165,526.38	85.00	30	ARM	252	to be assigned
1283	109941351	$ 166,225.71	90.00	34	ARM	252	to be assigned
1284	109941393	$ 170,863.51	90.00	34	ARM	252	to be assigned
1285	109941435	$ 172,974.23	84.51	29	ARM	252	to be assigned
1286	109941500	$ 179,751.69	90.00	34	ARM	252	to be assigned
1287	109941518	$ 182,418.55	85.00	30	ARM	252	to be assigned
1288	109941526	$ 182,418.05	85.00	30	ARM	252	to be assigned
1289	109941534	$ 184,988.07	85.00	30	ARM	252	to be assigned
1290	109941542	$ 186,591.39	85.00	30	ARM	252	to be assigned
1291	109941583	$ 190,478.80	84.99	30	ARM	252	to be assigned
1292	109941641	$ 194,717.12	84.78	30	ARM	252	to be assigned
1293	109941716	$ 203,646.04	85.00	30	ARM	252	to be assigned
1294	109941781	$ 216,576.41	90.00	34	ARM	252	to be assigned
1295	109941831	$ 220,670.95	85.00	30	ARM	252	to be assigned
1296	109941872	$ 224,939.03	85.00	30	ARM	252	to be assigned
1297	109941914	$ 237,709.42	84.97	30	ARM	252	to be assigned
1298	109942037	$ 284,160.78	87.00	32	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1299	109942045	$ 288,675.10	85.00	30	ARM	252	to be assigned
1300	109942086	$ 297,057.06	85.00	30	ARM	252	to be assigned
1301	109942128	$ 318,381.88	85.00	30	ARM	252	to be assigned
1302	109942169	$ 336,930.18	90.00	34	ARM	252	to be assigned
1303	109942201	$ 350,539.72	90.00	34	ARM	252	to be assigned
1304	109942243	$ 398,026.16	85.00	30	ARM	252	to be assigned
1305	109942250	$ 403,584.83	86.92	31	ARM	252	to be assigned
1306	109942276	$ 419,369.65	89.36	33	ARM	252	to be assigned
1307	109942300	$ 435,496.93	88.98	33	ARM	252	to be assigned
1308	109944298	$ 55,117.46	84.90	30	ARM	252	to be assigned
1309	109944330	$ 65,962.74	82.60	28	ARM	252	to be assigned
1310	109944397	$ 78,911.51	85.00	30	ARM	252	to be assigned
1311	109944405	$ 87,420.00	84.49	29	ARM	252	to be assigned
1312	109944447	$ 91,649.02	90.00	34	ARM	252	to be assigned
1313	109944462	$ 103,557.03	84.99	30	ARM	252	to be assigned
1314	109944488	$ 107,014.50	90.00	34	ARM	252	to be assigned
1315	109944512	$ 114,966.15	90.00	34	ARM	252	to be assigned
1316	109944538	$ 127,324.86	84.99	30	ARM	252	to be assigned
1317	109944553	$ 130,374.60	90.00	34	ARM	252	to be assigned
1318	109944710	$ 237,922.56	83.68	29	ARM	252	to be assigned
1319	109944744	$ 286,683.95	84.46	29	ARM	252	to be assigned
1320	110251154	$ 30,560.42	85.00	30	ARM	252	to be assigned
1321	110251485	$ 37,842.00	85.00	30	ARM	252	to be assigned
1322	110251741	$ 43,858.04	90.00	34	ARM	252	to be assigned
1323	110251774	$ 44,071.91	90.00	34	ARM	252	to be assigned
1324	110251782	$ 44,073.23	90.00	34	ARM	252	to be assigned
1325	110251808	$ 44,981.09	90.00	34	ARM	252	to be assigned
1326	110251824	$ 45,000.00	90.00	34	ARM	252	to be assigned
1327	110251832	$ 45,000.00	90.00	34	ARM	252	to be assigned
1328	110251865	$ 45,050.00	85.00	30	ARM	252	to be assigned
1329	110251881	$ 45,437.00	90.00	34	ARM	252	to be assigned
1330	110251931	$ 45,984.09	90.00	34	ARM	252	to be assigned
1331	110251956	$ 47,175.00	81.34	27	ARM	252	to be assigned
1332	110251972	$ 47,680.00	90.00	34	ARM	252	to be assigned
1333	110252053	$ 49,050.00	90.00	34	ARM	252	to be assigned
1334	110252079	$ 49,479.20	90.00	34	ARM	252	to be assigned
1335	110252152	$ 51,820.11	85.00	30	ARM	252	to be assigned
1336	110252160	$ 51,850.00	85.00	30	ARM	252	to be assigned
1337	110252301	$ 57,772.34	85.00	30	ARM	252	to be assigned
1338	110252418	$ 59,850.00	90.00	34	ARM	252	to be assigned
1339	110252483	$ 63,274.60	84.99	30	ARM	252	to be assigned
1340	110252517	$ 65,762.32	90.00	34	ARM	252	to be assigned
1341	110252558	$ 66,555.00	85.00	30	ARM	252	to be assigned
1342	110252608	$ 67,406.53	90.00	34	ARM	252	to be assigned
1343	110252632	$ 67,915.00	85.00	30	ARM	252	to be assigned
1344	110252723	$ 70,984.69	90.00	34	ARM	252	to be assigned
1345	110252731	$ 71,100.00	90.00	34	ARM	252	to be assigned
1346	110252749	$ 71,100.00	90.00	34	ARM	252	to be assigned
1347	110252764	$ 71,910.00	90.00	34	ARM	252	to be assigned
1348	110252871	$ 75,600.00	90.00	34	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1349	110252921	$ 76,012.63	90.00	34	ARM	252	to be assigned
1350	110252954	$ 76,500.00	90.00	34	ARM	252	to be assigned
1351	110253051	$ 79,844.96	85.00	30	ARM	252	to be assigned
1352	110253119	$ 80,280.02	85.00	30	ARM	252	to be assigned
1353	110253218	$ 84,701.12	85.00	30	ARM	252	to be assigned
1354	110253226	$ 85,500.00	90.00	34	ARM	252	to be assigned
1355	110253234	$ 85,500.00	90.00	34	ARM	252	to be assigned
1356	110253267	$ 86,700.00	85.00	30	ARM	252	to be assigned
1357	110253366	$ 89,250.00	85.00	30	ARM	252	to be assigned
1358	110253424	$ 90,000.00	90.00	34	ARM	252	to be assigned
1359	110253432	$ 90,041.12	85.00	30	ARM	252	to be assigned
1360	110253440	$ 90,100.00	85.00	30	ARM	252	to be assigned
1361	110253499	$ 93,500.00	85.00	30	ARM	252	to be assigned
1362	110253523	$ 94,050.00	90.00	34	ARM	252	to be assigned
1363	110253580	$ 95,000.00	89.62	34	ARM	252	to be assigned
1364	110253697	$ 98,933.44	90.00	34	ARM	252	to be assigned
1365	110253739	$ 99,450.00	85.00	30	ARM	252	to be assigned
1366	110253846	$ 103,424.60	90.00	34	ARM	252	to be assigned
1367	110253937	$ 105,307.70	84.99	30	ARM	252	to be assigned
1368	110253952	$ 106,200.00	90.00	34	ARM	252	to be assigned
1369	110253960	$ 106,200.00	90.00	34	ARM	252	to be assigned
1370	110253978	$ 106,250.00	85.00	30	ARM	252	to be assigned
1371	110254018	$ 107,950.00	85.00	30	ARM	252	to be assigned
1372	110254042	$ 108,855.78	90.00	34	ARM	252	to be assigned
1373	110254158	$ 112,973.69	85.00	30	ARM	252	to be assigned
1374	110254430	$ 123,605.84	81.91	27	ARM	252	to be assigned
1375	110254505	$ 125,020.07	90.00	34	ARM	252	to be assigned
1376	110254562	$ 125,910.00	90.00	34	ARM	252	to be assigned
1377	110254570	$ 126,000.00	90.00	34	ARM	252	to be assigned
1378	110254612	$ 127,762.73	82.58	28	ARM	252	to be assigned
1379	110254729	$ 131,156.32	85.00	30	ARM	252	to be assigned
1380	110254752	$ 131,750.00	85.00	30	ARM	252	to be assigned
1381	110254802	$ 133,200.00	90.00	34	ARM	252	to be assigned
1382	110254935	$ 140,077.97	85.00	30	ARM	252	to be assigned
1383	110255015	$ 143,577.38	85.00	30	ARM	252	to be assigned
1384	110255056	$ 143,908.27	90.00	34	ARM	252	to be assigned
1385	110255163	$ 148,625.15	85.00	30	ARM	252	to be assigned
1386	110255171	$ 148,750.00	85.00	30	ARM	252	to be assigned
1387	110255189	$ 148,750.00	85.00	30	ARM	252	to be assigned
1388	110255205	$ 149,243.81	90.00	34	ARM	252	to be assigned
1389	110255304	$ 152,550.00	90.00	34	ARM	252	to be assigned
1390	110255312	$ 153,000.00	85.00	30	ARM	252	to be assigned
1391	110255338	$ 154,398.00	83.46	29	ARM	252	to be assigned
1392	110255452	$ 157,500.00	90.00	34	ARM	252	to be assigned
1393	110255627	$ 170,000.00	87.18	32	ARM	252	to be assigned
1394	110255767	$ 178,338.32	85.00	30	ARM	252	to be assigned
1395	110255775	$ 178,416.72	85.00	30	ARM	252	to be assigned
1396	110255973	$ 188,700.00	85.00	30	ARM	252	to be assigned
1397	110256013	$ 191,250.00	85.00	30	ARM	252	to be assigned
1398	110256096	$ 195,401.06	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1399	110256161	$ 200,565.06	90.00	34	ARM	252	to be assigned
1400	110256302	$ 207,000.00	90.00	34	ARM	252	to be assigned
1401	110256393	$ 213,215.24	90.00	34	ARM	252	to be assigned
1402	110256468	$ 216,750.00	85.00	30	ARM	252	to be assigned
1403	110256633	$ 225,000.00	90.00	34	ARM	252	to be assigned
1404	110256849	$ 242,033.88	84.99	30	ARM	252	to be assigned
1405	110256856	$ 242,910.00	90.00	34	ARM	252	to be assigned
1406	110257060	$ 266,161.01	89.98	34	ARM	252	to be assigned
1407	110257300	$ 310,675.00	85.00	30	ARM	252	to be assigned
1408	110257359	$ 322,700.00	88.41	33	ARM	252	to be assigned
1409	110257417	$ 328,560.18	85.00	30	ARM	252	to be assigned
1410	110257433	$ 333,000.00	90.00	34	ARM	252	to be assigned
1411	110257722	$ 374,000.00	85.00	30	ARM	252	to be assigned
1412	110257938	$ 445,500.00	90.00	34	ARM	252	to be assigned
1413	110257946	$ 445,902.23	85.00	30	ARM	252	to be assigned
1414	110257987	$ 462,020.23	85.00	30	ARM	252	to be assigned
1415	110286051	$ 30,385.01	89.41	33	ARM	252	to be assigned
1416	110286168	$ 32,384.48	90.00	34	ARM	252	to be assigned
1417	110286341	$ 35,683.31	85.00	30	ARM	252	to be assigned
1418	110286580	$ 40,780.92	85.00	30	ARM	252	to be assigned
1419	110286622	$ 41,385.24	90.00	34	ARM	252	to be assigned
1420	110286697	$ 43,179.87	90.00	34	ARM	252	to be assigned
1421	110286754	$ 44,707.95	90.00	34	ARM	252	to be assigned
1422	110286788	$ 45,427.07	90.00	34	ARM	252	to be assigned
1423	110287224	$ 55,325.14	90.00	34	ARM	252	to be assigned
1424	110287349	$ 56,918.92	85.00	30	ARM	252	to be assigned
1425	110287356	$ 57,290.07	90.00	34	ARM	252	to be assigned
1426	110287463	$ 59,048.86	85.00	30	ARM	252	to be assigned
1427	110287653	$ 62,070.97	90.00	34	ARM	252	to be assigned
1428	110287745	$ 63,713.36	85.00	30	ARM	252	to be assigned
1429	110287752	$ 63,720.20	85.00	30	ARM	252	to be assigned
1430	110287794	$ 64,525.33	85.00	30	ARM	252	to be assigned
1431	110288016	$ 67,452.99	90.00	34	ARM	252	to be assigned
1432	110288073	$ 67,962.37	85.00	30	ARM	252	to be assigned
1433	110288206	$ 69,653.14	85.00	30	ARM	252	to be assigned
1434	110288354	$ 71,874.63	90.00	34	ARM	252	to be assigned
1435	110288420	$ 73,760.77	90.00	34	ARM	252	to be assigned
1436	110288438	$ 73,709.61	90.00	34	ARM	252	to be assigned
1437	110288479	$ 74,132.08	90.00	34	ARM	252	to be assigned
1438	110288537	$ 75,193.46	85.00	30	ARM	252	to be assigned
1439	110288644	$ 76,453.56	90.00	34	ARM	252	to be assigned
1440	110288701	$ 77,565.01	90.00	34	ARM	252	to be assigned
1441	110288842	$ 79,015.07	85.00	30	ARM	252	to be assigned
1442	110288867	$ 79,146.75	90.00	34	ARM	252	to be assigned
1443	110288925	$ 80,704.78	85.00	30	ARM	252	to be assigned
1444	110288982	$ 82,441.77	89.67	34	ARM	252	to be assigned
1445	110288990	$ 82,759.19	90.00	34	ARM	252	to be assigned
1446	110289006	$ 82,763.29	90.00	34	ARM	252	to be assigned
1447	110289089	$ 83,643.84	90.00	34	ARM	252	to be assigned
1448	110289196	$ 84,962.72	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1449	110289212	$ 85,140.26	87.00	32	ARM	252	to be assigned
1450	110289220	$ 85,433.17	90.00	34	ARM	252	to be assigned
1451	110289238	$ 85,448.09	90.00	34	ARM	252	to be assigned
1452	110289352	$ 88,150.45	90.00	34	ARM	252	to be assigned
1453	110289600	$ 94,461.42	90.00	34	ARM	252	to be assigned
1454	110289659	$ 95,345.12	90.00	34	ARM	252	to be assigned
1455	110289881	$ 101,484.24	80.16	26	ARM	252	to be assigned
1456	110289923	$ 103,366.63	90.00	34	ARM	252	to be assigned
1457	110290004	$ 104,386.40	85.00	30	ARM	252	to be assigned
1458	110290210	$ 108,808.09	90.00	34	ARM	252	to be assigned
1459	110290244	$ 109,650.08	90.00	34	ARM	252	to be assigned
1460	110290319	$ 110,648.36	90.00	34	ARM	252	to be assigned
1461	110290442	$ 114,704.40	85.00	30	ARM	252	to be assigned
1462	110290566	$ 117,237.65	85.00	30	ARM	252	to be assigned
1463	110290616	$ 118,270.42	90.00	34	ARM	252	to be assigned
1464	110290731	$ 120,630.55	85.00	30	ARM	252	to be assigned
1465	110290764	$ 121,409.83	90.00	34	ARM	252	to be assigned
1466	110290780	$ 121,904.09	90.00	34	ARM	252	to be assigned
1467	110290855	$ 123,656.41	90.00	34	ARM	252	to be assigned
1468	110290954	$ 125,727.29	85.00	30	ARM	252	to be assigned
1469	110291051	$ 127,714.25	90.00	34	ARM	252	to be assigned
1470	110291101	$ 128,259.42	85.00	30	ARM	252	to be assigned
1471	110291176	$ 129,536.25	90.00	34	ARM	252	to be assigned
1472	110291275	$ 131,616.02	80.30	26	ARM	252	to be assigned
1473	110291390	$ 135,070.29	85.00	30	ARM	252	to be assigned
1474	110291440	$ 135,839.75	90.00	34	ARM	252	to be assigned
1475	110291572	$ 139,423.65	90.00	34	ARM	252	to be assigned
1476	110291614	$ 140,186.35	85.00	30	ARM	252	to be assigned
1477	110291671	$ 142,118.19	90.00	34	ARM	252	to be assigned
1478	110291705	$ 142,684.84	84.99	30	ARM	252	to be assigned
1479	110291788	$ 145,230.74	85.00	30	ARM	252	to be assigned
1480	110291812	$ 146,604.04	90.00	34	ARM	252	to be assigned
1481	110291861	$ 148,114.74	84.99	30	ARM	252	to be assigned
1482	110292018	$ 151,195.99	85.00	30	ARM	252	to be assigned
1483	110292166	$ 155,040.09	85.00	30	ARM	252	to be assigned
1484	110292224	$ 156,895.99	84.43	29	ARM	252	to be assigned
1485	110292547	$ 165,614.11	85.00	30	ARM	252	to be assigned
1486	110292554	$ 165,833.66	82.99	28	ARM	252	to be assigned
1487	110292679	$ 169,842.85	84.16	29	ARM	252	to be assigned
1488	110292729	$ 170,906.69	90.00	34	ARM	252	to be assigned
1489	110292828	$ 174,100.18	85.00	30	ARM	252	to be assigned
1490	110292877	$ 175,001.63	85.00	30	ARM	252	to be assigned
1491	110292885	$ 175,432.12	89.09	33	ARM	252	to be assigned
1492	110292935	$ 177,976.35	89.97	34	ARM	252	to be assigned
1493	110293040	$ 182,639.07	85.00	30	ARM	252	to be assigned
1494	110293149	$ 186,908.02	85.00	30	ARM	252	to be assigned
1495	110293156	$ 186,894.62	85.00	30	ARM	252	to be assigned
1496	110293180	$ 187,736.20	85.00	30	ARM	252	to be assigned
1497	110293214	$ 188,885.50	90.00	34	ARM	252	to be assigned
1498	110293693	$ 212,400.65	85.00	30	ARM	252	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1499	110293719	$ 212,357.13	85.00	30	ARM	252	to be assigned
1500	110293826	$ 217,914.88	86.20	31	ARM	252	to be assigned
1501	110293883	$ 220,847.91	85.00	30	ARM	252	to be assigned
1502	110293891	$ 221,193.77	95.00	37	ARM	252	to be assigned
1503	110293958	$ 224,786.89	90.00	34	ARM	252	to be assigned
1504	110294030	$ 227,612.91	85.00	30	ARM	252	to be assigned
1505	110294337	$ 246,293.12	85.00	30	ARM	252	to be assigned
1506	110294477	$ 255,010.34	90.00	34	ARM	252	to be assigned
1507	110294618	$ 267,618.30	85.00	30	ARM	252	to be assigned
1508	110294675	$ 271,765.81	85.00	30	ARM	252	to be assigned
1509	110294691	$ 272,825.56	83.74	29	ARM	252	to be assigned
1510	110294733	$ 278,847.29	90.00	34	ARM	252	to be assigned
1511	110294766	$ 280,209.48	84.99	30	ARM	252	to be assigned
1512	110294881	$ 292,303.34	90.00	34	ARM	252	to be assigned
1513	110294923	$ 297,815.72	88.96	33	ARM	252	to be assigned
1514	110295037	$ 316,706.68	85.00	30	ARM	252	to be assigned
1515	110295086	$ 322,721.91	85.00	30	ARM	252	to be assigned
1516	110295177	$ 342,681.57	89.99	34	ARM	252	to be assigned
1517	110295441	$ 382,023.34	85.00	30	ARM	252	to be assigned
1518	110295490	$ 385,682.97	90.00	34	ARM	252	to be assigned
1519	110295540	$ 399,196.32	85.00	30	ARM	252	to be assigned
1520	110295680	$ 440,488.26	90.00	34	ARM	252	to be assigned
1521	110295698	$ 440,600.56	90.00	34	ARM	252	to be assigned
1522	108426420	$ 169,738.55	90.00	34	Fixed	175	to be assigned
1523	108676321	$ 109,519.94	93.22	36	Fixed	175	to be assigned
1524	108863515	$ 39,336.02	84.04	29	Fixed	175	to be assigned
1525	109037010	$ 269,205.30	83.08	28	Fixed	175	to be assigned
1526	109039552	$ 75,297.80	84.67	30	Fixed	175	to be assigned
1527	109522151	$ 49,443.41	90.00	34	Fixed	175	to be assigned
1528	109645259	$ 71,340.99	90.00	34	Fixed	175	to be assigned
1529	109645275	$ 296,279.69	90.00	34	Fixed	175	to be assigned
1530	109645440	$ 90,195.43	95.00	37	Fixed	175	to be assigned
1531	109645556	$ 123,958.29	90.00	34	Fixed	175	to be assigned
1532	109645820	$ 59,238.30	90.00	34	Fixed	175	to be assigned
1533	109646141	$ 165,936.22	95.00	37	Fixed	175	to be assigned
1534	109646182	$ 81,851.44	94.25	37	Fixed	175	to be assigned
1535	109646257	$ 107,839.35	90.00	34	Fixed	175	to be assigned
1536	109646349	$ 90,776.35	90.00	34	Fixed	175	to be assigned
1537	109646505	$ 46,728.75	90.00	34	Fixed	175	to be assigned
1538	109646513	$ 66,755.65	90.00	34	Fixed	175	to be assigned
1539	109646521	$ 127,266.58	89.99	34	Fixed	175	to be assigned
1540	109646646	$ 255,800.58	90.00	34	Fixed	175	to be assigned
1541	109646679	$ 122,480.15	85.00	30	Fixed	175	to be assigned
1542	109646737	$ 159,903.76	90.00	34	Fixed	175	to be assigned
1543	109646935	$ 121,320.58	85.00	30	Fixed	175	to be assigned
1544	109646943	$ 121,320.58	85.00	30	Fixed	175	to be assigned
1545	109646950	$ 121,320.58	85.00	30	Fixed	175	to be assigned
1546	109647297	$ 107,853.09	90.00	34	Fixed	175	to be assigned
1547	109647461	$ 49,417.42	90.00	34	Fixed	175	to be assigned
1548	109647511	$ 283,283.60	88.75	33	Fixed	175	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1549	109647651	$ 75,460.18	90.00	34	Fixed	175	to be assigned
1550	109647669	$ 56,572.96	90.00	34	Fixed	175	to be assigned
1551	109647685	$ 190,812.90	80.02	26	Fixed	175	to be assigned
1552	109648444	$ 55,009.83	100.00	40	Fixed	175	to be assigned
1553	109648501	$ 158,633.84	100.00	40	Fixed	175	to be assigned
1554	109648980	$ 202,596.88	96.90	39	Fixed	175	to be assigned
1555	109648998	$ 135,257.02	100.00	40	Fixed	175	to be assigned
1556	109649004	$ 134,745.21	100.00	40	Fixed	175	to be assigned
1557	109806117	$ 119,652.92	85.00	30	Fixed	175	to be assigned
1558	109806257	$ 278,020.14	95.00	37	Fixed	175	to be assigned
1559	109806281	$ 119,418.16	90.00	34	Fixed	175	to be assigned
1560	109806307	$ 321,939.52	100.00	40	Fixed	175	to be assigned
1561	109809921	$ 167,619.38	89.84	34	Fixed	175	to be assigned
1562	109809988	$ 170,859.56	100.00	40	Fixed	175	to be assigned
1563	109810515	$ 118,364.48	85.00	30	Fixed	175	to be assigned
1564	109810879	$ 273,117.85	90.00	34	Fixed	175	to be assigned
1565	109811257	$ 329,184.04	80.41	26	Fixed	175	to be assigned
1566	109811265	$ 114,980.39	90.00	34	Fixed	175	to be assigned
1567	109811737	$ 161,781.43	100.00	40	Fixed	175	to be assigned
1568	109812404	$ 107,875.01	90.00	34	Fixed	175	to be assigned
1569	109812503	$ 382,101.87	90.00	34	Fixed	175	to be assigned
1570	109812651	$ 147,223.96	84.46	29	Fixed	175	to be assigned
1571	109812842	$ 167,808.56	95.00	37	Fixed	175	to be assigned
1572	109813204	$ 134,851.95	90.00	34	Fixed	175	to be assigned
1573	109813428	$ 110,569.47	90.00	34	Fixed	175	to be assigned
1574	109813675	$ 73,695.47	82.00	27	Fixed	175	to be assigned
1575	109813899	$ 363,681.73	86.79	31	Fixed	175	to be assigned
1576	109813980	$ 127,181.51	85.00	30	Fixed	175	to be assigned
1577	109814004	$ 112,450.25	85.00	30	Fixed	175	to be assigned
1578	109814038	$ 48,391.09	95.00	37	Fixed	175	to be assigned
1579	109814244	$ 238,006.82	90.00	34	Fixed	175	to be assigned
1580	109814459	$ 116,790.68	90.00	34	Fixed	175	to be assigned
1581	109814483	$ 161,691.09	90.00	34	Fixed	175	to be assigned
1582	109814558	$ 112,314.66	91.46	35	Fixed	175	to be assigned
1583	109814731	$ 177,357.33	95.00	37	Fixed	175	to be assigned
1584	109814954	$ 211,650.75	81.54	27	Fixed	175	to be assigned
1585	109815100	$ 102,768.31	100.00	40	Fixed	175	to be assigned
1586	109815266	$ 390,823.94	90.00	34	Fixed	175	to be assigned
1587	109815472	$ 343,364.15	83.70	29	Fixed	175	to be assigned
1588	109815712	$ 193,112.93	90.00	34	Fixed	175	to be assigned
1589	109815878	$ 233,668.61	90.00	34	Fixed	175	to be assigned
1590	109815993	$ 79,711.87	100.00	40	Fixed	175	to be assigned
1591	109816249	$ 144,761.12	94.77	37	Fixed	175	to be assigned
1592	109816504	$ 412,174.08	87.87	32	Fixed	175	to be assigned
1593	109816579	$ 96,136.92	90.00	34	Fixed	175	to be assigned
1594	109816637	$ 369,260.07	94.87	37	Fixed	175	to be assigned
1595	109816777	$ 394,598.85	85.00	30	Fixed	175	to be assigned
1596	109816801	$ 187,790.10	90.00	34	Fixed	175	to be assigned
1597	109816876	$ 137,450.36	85.00	30	Fixed	175	to be assigned
1598	109817015	$ 196,775.29	90.00	34	Fixed	175	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1599	109817098	$ 216,642.52	86.45	31	Fixed	175	to be assigned
1600	109817270	$ 154,424.93	83.17	28	Fixed	175	to be assigned
1601	109817486	$ 69,900.85	100.00	40	Fixed	175	to be assigned
1602	109817767	$ 101,540.52	90.00	34	Fixed	175	to be assigned
1603	109817833	$ 73,998.17	88.21	32	Fixed	175	to be assigned
1604	109817882	$ 102,015.21	90.00	34	Fixed	175	to be assigned
1605	109818203	$ 34,679.62	90.00	34	Fixed	175	to be assigned
1606	109818237	$ 153,348.06	100.00	40	Fixed	175	to be assigned
1607	109818674	$ 390,355.86	85.00	30	Fixed	175	to be assigned
1608	109818914	$ 57,717.98	85.00	30	Fixed	175	to be assigned
1609	109819045	$ 52,612.80	85.00	30	Fixed	175	to be assigned
1610	109819094	$ 119,895.35	85.00	30	Fixed	175	to be assigned
1611	109819243	$ 94,870.79	95.00	37	Fixed	175	to be assigned
1612	109819524	$ 113,797.28	85.07	30	Fixed	175	to be assigned
1613	109819904	$ 123,092.22	90.00	34	Fixed	175	to be assigned
1614	109820084	$ 131,821.91	94.29	37	Fixed	175	to be assigned
1615	109820092	$ 199,637.40	84.75	30	Fixed	175	to be assigned
1616	109821009	$ 123,099.25	90.00	34	Fixed	175	to be assigned
1617	109821066	$ 89,877.58	90.00	34	Fixed	175	to be assigned
1618	109821090	$ 323,412.59	90.00	34	Fixed	175	to be assigned
1619	109821322	$ 194,955.88	83.83	29	Fixed	175	to be assigned
1620	109821405	$ 377,327.88	90.00	34	Fixed	175	to be assigned
1621	109821462	$ 356,556.91	85.00	30	Fixed	175	to be assigned
1622	109821520	$ 296,404.81	90.00	34	Fixed	175	to be assigned
1623	109821876	$ 143,779.09	83.72	29	Fixed	175	to be assigned
1624	109821959	$ 218,158.05	91.04	35	Fixed	175	to be assigned
1625	109822148	$ 76,906.37	100.00	40	Fixed	175	to be assigned
1626	109822320	$ 355,740.39	95.00	37	Fixed	175	to be assigned
1627	109822346	$ 372,376.79	83.00	28	Fixed	175	to be assigned
1628	109822619	$ 271,456.05	85.00	30	Fixed	175	to be assigned
1629	109822635	$ 342,289.58	86.84	31	Fixed	175	to be assigned
1630	109822668	$ 221,799.30	95.00	37	Fixed	175	to be assigned
1631	109822684	$ 149,797.61	100.00	40	Fixed	175	to be assigned
1632	109822726	$ 282,893.00	100.00	40	Fixed	175	to be assigned
1633	109822783	$ 169,746.87	100.00	40	Fixed	175	to be assigned
1634	109822791	$ 314,502.13	90.00	34	Fixed	175	to be assigned
1635	109822858	$ 327,211.12	95.00	37	Fixed	175	to be assigned
1636	109822882	$ 142,787.08	94.70	37	Fixed	175	to be assigned
1637	109822890	$ 107,159.11	95.00	37	Fixed	175	to be assigned
1638	109822981	$ 314,040.99	85.00	30	Fixed	175	to be assigned
1639	109823021	$ 237,069.42	95.00	37	Fixed	175	to be assigned
1640	109823484	$ 84,545.56	90.00	34	Fixed	175	to be assigned
1641	109823617	$ 37,753.96	90.00	34	Fixed	175	to be assigned
1642	109823757	$ 151,695.08	85.39	30	Fixed	175	to be assigned
1643	109823765	$ 135,596.24	100.00	40	Fixed	175	to be assigned
1644	109824052	$ 268,200.05	85.00	30	Fixed	175	to be assigned
1645	109824417	$ 155,517.53	95.00	37	Fixed	175	to be assigned
1646	109824664	$ 219,637.57	83.02	28	Fixed	175	to be assigned
1647	109824698	$ 173,853.70	84.13	29	Fixed	175	to be assigned
1648	109824847	$ 159,672.18	100.00	40	Fixed	175	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1649	109824946	$ 208,621.08	90.87	34	Fixed	175	to be assigned
1650	109825042	$ 302,891.62	90.00	34	Fixed	175	to be assigned
1651	109825133	$ 269,678.37	90.00	34	Fixed	175	to be assigned
1652	109825232	$ 360,219.61	85.00	30	Fixed	175	to be assigned
1653	109825315	$ 138,125.57	90.00	34	Fixed	175	to be assigned
1654	109825323	$ 99,315.82	85.00	30	Fixed	175	to be assigned
1655	109825505	$ 299,256.48	84.51	29	Fixed	175	to be assigned
1656	109825562	$ 165,715.79	94.85	37	Fixed	175	to be assigned
1657	109825661	$ 177,452.17	95.00	37	Fixed	175	to be assigned
1658	109825711	$ 221,700.47	80.73	26	Fixed	175	to be assigned
1659	109825810	$ 381,159.30	89.79	34	Fixed	175	to be assigned
1660	109825935	$ 229,091.87	83.45	29	Fixed	175	to be assigned
1661	109825992	$ 411,570.84	85.00	30	Fixed	175	to be assigned
1662	109826024	$ 255,945.10	90.00	34	Fixed	175	to be assigned
1663	109826248	$ 73,877.11	87.06	32	Fixed	175	to be assigned
1664	109826271	$ 356,365.22	85.00	30	Fixed	175	to be assigned
1665	109826602	$ 183,813.84	100.00	40	Fixed	175	to be assigned
1666	109826784	$ 71,887.32	84.71	30	Fixed	175	to be assigned
1667	109827105	$ 200,723.81	84.10	29	Fixed	175	to be assigned
1668	109827295	$ 218,103.09	95.00	37	Fixed	175	to be assigned
1669	109827337	$ 50,942.30	82.26	28	Fixed	175	to be assigned
1670	109827550	$ 195,152.39	85.00	30	Fixed	175	to be assigned
1671	109827972	$ 188,692.29	90.00	34	Fixed	175	to be assigned
1672	109828038	$ 344,166.89	83.33	28	Fixed	175	to be assigned
1673	109828186	$ 381,947.32	85.00	30	Fixed	175	to be assigned
1674	109828285	$ 103,375.44	90.00	34	Fixed	175	to be assigned
1675	109828608	$ 404,300.63	88.04	32	Fixed	175	to be assigned
1676	109828764	$ 133,027.79	90.00	34	Fixed	175	to be assigned
1677	109828798	$ 363,929.58	90.00	34	Fixed	175	to be assigned
1678	109829531	$ 107,342.84	86.40	31	Fixed	175	to be assigned
1679	109829663	$ 216,843.06	95.00	37	Fixed	175	to be assigned
1680	109830489	$ 80,910.23	90.00	34	Fixed	175	to be assigned
1681	109830935	$ 160,140.42	100.00	40	Fixed	175	to be assigned
1682	109831016	$ 161,785.82	90.00	34	Fixed	175	to be assigned
1683	109831164	$ 116,857.74	90.00	34	Fixed	175	to be assigned
1684	109831511	$ 161,617.56	90.00	34	Fixed	175	to be assigned
1685	109831529	$ 127,296.07	85.00	30	Fixed	175	to be assigned
1686	109831602	$ 156,788.18	84.86	30	Fixed	175	to be assigned
1687	109831784	$ 146,720.30	94.84	37	Fixed	175	to be assigned
1688	109831792	$ 157,653.32	100.00	40	Fixed	175	to be assigned
1689	109832089	$ 54,938.41	83.33	28	Fixed	175	to be assigned
1690	109832956	$ 386,338.13	90.00	34	Fixed	175	to be assigned
1691	109833202	$ 194,308.77	90.00	34	Fixed	175	to be assigned
1692	109833558	$ 117,245.10	100.00	40	Fixed	175	to be assigned
1693	109833780	$ 102,005.33	90.00	34	Fixed	175	to be assigned
1694	109833822	$ 130,314.82	100.00	40	Fixed	175	to be assigned
1695	109833863	$ 83,648.96	90.00	34	Fixed	175	to be assigned
1696	109833905	$ 79,777.38	100.00	40	Fixed	175	to be assigned
1697	109833954	$ 160,855.29	90.00	34	Fixed	175	to be assigned
1698	109834085	$ 161,096.73	90.00	34	Fixed	175	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1699	109834309	$ 160,285.20	95.00	37	Fixed	175	to be assigned
1700	109834465	$ 401,140.99	90.00	34	Fixed	175	to be assigned
1701	109834747	$ 254,307.73	95.00	37	Fixed	175	to be assigned
1702	109834903	$ 206,476.36	89.91	34	Fixed	175	to be assigned
1703	109835066	$ 196,758.98	90.00	34	Fixed	175	to be assigned
1704	109835157	$ 188,464.30	80.34	26	Fixed	175	to be assigned
1705	109835223	$ 108,754.65	100.00	40	Fixed	175	to be assigned
1706	109835389	$ 177,534.71	90.27	34	Fixed	175	to be assigned
1707	109835421	$ 186,625.99	85.00	30	Fixed	175	to be assigned
1708	109835660	$ 91,578.14	85.00	30	Fixed	175	to be assigned
1709	109836080	$ 240,630.27	92.69	36	Fixed	175	to be assigned
1710	109836429	$ 196,911.61	85.00	30	Fixed	175	to be assigned
1711	109836437	$ 135,758.18	82.42	28	Fixed	175	to be assigned
1712	109836726	$ 75,481.44	90.00	34	Fixed	175	to be assigned
1713	109837252	$ 360,654.87	85.00	30	Fixed	175	to be assigned
1714	109837419	$ 166,252.08	90.00	34	Fixed	175	to be assigned
1715	109837583	$ 190,978.30	83.15	28	Fixed	175	to be assigned
1716	109837641	$ 194,728.80	82.98	28	Fixed	175	to be assigned
1717	109837716	$ 434,942.85	83.05	28	Fixed	175	to be assigned
1718	109840967	$ 367,551.93	90.00	34	Fixed	175	to be assigned
1719	109840975	$ 284,365.83	85.00	30	Fixed	175	to be assigned
1720	109841114	$ 275,631.06	85.00	30	Fixed	175	to be assigned
1721	109841346	$ 231,478.27	95.00	37	Fixed	175	to be assigned
1722	109841411	$ 162,258.04	86.90	31	Fixed	175	to be assigned
1723	109841460	$ 38,661.76	90.00	34	Fixed	175	to be assigned
1724	109841544	$ 75,498.00	90.00	34	Fixed	175	to be assigned
1725	109841999	$ 89,890.33	90.00	34	Fixed	175	to be assigned
1726	109842070	$ 113,744.86	85.00	30	Fixed	175	to be assigned
1727	109842625	$ 179,731.99	90.00	34	Fixed	175	to be assigned
1728	109843235	$ 216,129.78	84.41	29	Fixed	175	to be assigned
1729	109843243	$ 121,319.09	90.00	34	Fixed	175	to be assigned
1730	109843375	$ 224,611.47	88.24	32	Fixed	175	to be assigned
1731	109843391	$ 39,904.80	85.00	30	Fixed	175	to be assigned
1732	109843482	$ 106,140.56	85.00	30	Fixed	175	to be assigned
1733	109843607	$ 308,203.67	84.59	30	Fixed	175	to be assigned
1734	109843649	$ 173,990.53	85.00	30	Fixed	175	to be assigned
1735	109844183	$ 89,896.04	90.00	34	Fixed	175	to be assigned
1736	109844274	$ 119,207.20	94.12	37	Fixed	175	to be assigned
1737	109844423	$ 76,402.10	90.00	34	Fixed	175	to be assigned
1738	109844597	$ 215,488.40	90.00	34	Fixed	175	to be assigned
1739	109845198	$ 72,157.52	85.00	30	Fixed	175	to be assigned
1740	109845206	$ 57,713.07	85.00	30	Fixed	175	to be assigned
1741	109845719	$ 79,062.29	90.00	34	Fixed	175	to be assigned
1742	109845784	$ 157,287.49	90.00	34	Fixed	175	to be assigned
1743	109845818	$ 99,843.51	83.33	28	Fixed	175	to be assigned
1744	109845925	$ 138,730.35	90.00	34	Fixed	175	to be assigned
1745	109846105	$ 409,126.24	80.39	26	Fixed	175	to be assigned
1746	109846253	$ 94,194.57	85.00	30	Fixed	175	to be assigned
1747	109846386	$ 94,287.54	89.99	34	Fixed	175	to be assigned
1748	109846550	$ 237,578.86	85.00	30	Fixed	175	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1749	109847020	$ 163,414.33	90.00	34	Fixed	175	to be assigned
1750	109847152	$ 143,870.56	83.30	28	Fixed	175	to be assigned
1751	109847228	$ 285,693.59	90.00	34	Fixed	175	to be assigned
1752	109847293	$ 210,000.01	85.00	30	Fixed	175	to be assigned
1753	109847509	$ 71,301.10	85.00	30	Fixed	175	to be assigned
1754	109847533	$ 220,187.74	90.00	34	Fixed	175	to be assigned
1755	109847749	$ 377,363.04	90.00	34	Fixed	175	to be assigned
1756	109847970	$ 272,916.84	85.00	30	Fixed	175	to be assigned
1757	109848358	$ 49,431.64	90.00	34	Fixed	175	to be assigned
1758	109848424	$ 217,889.57	90.00	34	Fixed	175	to be assigned
1759	109848523	$ 180,256.96	95.00	37	Fixed	175	to be assigned
1760	109848630	$ 156,559.00	95.00	37	Fixed	175	to be assigned
1761	109848655	$ 99,800.38	81.30	27	Fixed	175	to be assigned
1762	109848739	$ 171,274.44	85.00	30	Fixed	175	to be assigned
1763	109848994	$ 301,062.17	90.00	34	Fixed	175	to be assigned
1764	109849166	$ 52,646.48	95.00	37	Fixed	175	to be assigned
1765	109849265	$ 117,708.12	83.10	28	Fixed	175	to be assigned
1766	109849448	$ 204,605.13	88.74	33	Fixed	175	to be assigned
1767	109849471	$ 94,271.58	84.38	29	Fixed	175	to be assigned
1768	109849976	$ 46,748.13	90.00	34	Fixed	175	to be assigned
1769	109850024	$ 44,959.51	90.00	34	Fixed	175	to be assigned
1770	109850156	$ 68,323.47	90.00	34	Fixed	175	to be assigned
1771	109850404	$ 110,526.76	90.00	34	Fixed	175	to be assigned
1772	109850511	$ 246,887.81	90.00	34	Fixed	175	to be assigned
1773	109850586	$ 134,844.09	90.00	34	Fixed	175	to be assigned
1774	109850669	$ 32,369.64	90.00	34	Fixed	175	to be assigned
1775	109850826	$ 384,247.22	90.00	34	Fixed	175	to be assigned
1776	109850875	$ 346,090.27	95.00	37	Fixed	175	to be assigned
1777	109850891	$ 86,333.60	95.00	37	Fixed	175	to be assigned
1778	109850933	$ 132,775.88	95.00	37	Fixed	175	to be assigned
1779	109850974	$ 67,837.64	85.00	30	Fixed	175	to be assigned
1780	109851154	$ 153,512.91	88.00	32	Fixed	175	to be assigned
1781	109851477	$ 384,047.70	86.91	31	Fixed	175	to be assigned
1782	109851675	$ 106,085.36	85.00	30	Fixed	175	to be assigned
1783	109851709	$ 254,673.68	85.00	30	Fixed	175	to be assigned
1784	109851774	$ 186,759.23	90.00	34	Fixed	175	to be assigned
1785	109851790	$ 74,699.28	85.00	30	Fixed	175	to be assigned
1786	109851972	$ 99,328.83	85.00	30	Fixed	175	to be assigned
1787	109851980	$ 156,930.45	85.00	30	Fixed	175	to be assigned
1788	109852095	$ 296,511.68	90.00	34	Fixed	175	to be assigned
1789	109852236	$ 219,627.44	81.48	27	Fixed	175	to be assigned
1790	109936674	$ 124,931.22	82.85	28	Fixed	175	to be assigned
1791	109936971	$ 154,757.45	84.70	30	Fixed	175	to be assigned
1792	109939421	$ 133,439.25	90.30	34	Fixed	175	to be assigned
1793	109944959	$ 31,341.91	90.00	34	Fixed	175	to be assigned
1794	109944967	$ 31,341.91	90.00	34	Fixed	175	to be assigned
1795	109944975	$ 31,341.91	90.00	34	Fixed	175	to be assigned
1796	109944991	$ 31,840.09	85.00	30	Fixed	175	to be assigned
1797	109945089	$ 45,847.48	90.00	34	Fixed	175	to be assigned
1798	109945139	$ 49,443.54	90.00	34	Fixed	175	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1799	109945196	$ 52,644.32	85.00	30	Fixed	175	to be assigned
1800	109945212	$ 57,755.08	85.00	30	Fixed	175	to be assigned
1801	109945220	$ 58,438.60	90.00	34	Fixed	175	to be assigned
1802	109945253	$ 60,183.86	90.00	34	Fixed	175	to be assigned
1803	109945279	$ 63,629.53	84.97	30	Fixed	175	to be assigned
1804	109945303	$ 71,930.83	90.00	34	Fixed	175	to be assigned
1805	109945311	$ 72,907.88	84.98	30	Fixed	175	to be assigned
1806	109945329	$ 74,190.24	90.00	34	Fixed	175	to be assigned
1807	109945352	$ 76,324.55	84.89	30	Fixed	175	to be assigned
1808	109945360	$ 76,433.82	85.00	30	Fixed	175	to be assigned
1809	109945378	$ 73,039.97	85.00	30	Fixed	175	to be assigned
1810	109945469	$ 79,922.17	90.00	34	Fixed	175	to be assigned
1811	109945535	$ 88,819.93	90.00	34	Fixed	175	to be assigned
1812	109945550	$ 90,789.26	82.68	28	Fixed	175	to be assigned
1813	109945659	$ 98,190.89	84.77	30	Fixed	175	to be assigned
1814	109945667	$ 99,677.14	89.99	34	Fixed	175	to be assigned
1815	109945832	$ 118,053.40	85.00	30	Fixed	175	to be assigned
1816	109945915	$ 130,049.88	89.94	34	Fixed	175	to be assigned
1817	109945964	$ 134,726.45	90.00	34	Fixed	175	to be assigned
1818	109945998	$ 140,190.95	90.00	34	Fixed	175	to be assigned
1819	109946053	$ 148,353.64	90.00	34	Fixed	175	to be assigned
1820	109946103	$ 151,074.54	85.00	30	Fixed	175	to be assigned
1821	109946129	$ 151,835.03	90.00	34	Fixed	175	to be assigned
1822	109946137	$ 157,068.38	85.00	30	Fixed	175	to be assigned
1823	109946277	$ 191,954.16	90.00	34	Fixed	175	to be assigned
1824	109946327	$ 199,095.00	81.72	27	Fixed	175	to be assigned
1825	109946376	$ 212,209.31	85.00	30	Fixed	175	to be assigned
1826	109946426	$ 359,353.90	90.00	34	Fixed	175	to be assigned
1827	110252012	$ 48,423.22	89.92	34	Fixed	175	to be assigned
1828	110252202	$ 52,700.00	85.00	30	Fixed	175	to be assigned
1829	110252806	$ 72,200.00	84.94	30	Fixed	175	to be assigned
1830	110252830	$ 74,769.40	83.11	28	Fixed	175	to be assigned
1831	110253358	$ 89,250.00	85.00	30	Fixed	175	to be assigned
1832	110253796	$ 102,000.00	85.00	30	Fixed	175	to be assigned
1833	110253929	$ 105,300.00	90.00	34	Fixed	175	to be assigned
1834	110254398	$ 121,198.86	83.84	29	Fixed	175	to be assigned
1835	110255924	$ 187,000.00	85.00	30	Fixed	175	to be assigned
1836	110256757	$ 233,531.04	84.99	30	Fixed	175	to be assigned
1837	110257086	$ 268,000.00	81.21	27	Fixed	175	to be assigned
1838	110257185	$ 280,500.00	85.00	30	Fixed	175	to be assigned
1839	110286309	$ 34,835.76	85.00	30	Fixed	175	to be assigned
1840	110286481	$ 38,165.80	85.00	30	Fixed	175	to be assigned
1841	110286564	$ 40,262.20	85.00	30	Fixed	175	to be assigned
1842	110286812	$ 46,700.14	85.00	30	Fixed	175	to be assigned
1843	110287018	$ 51,391.36	84.99	30	Fixed	175	to be assigned
1844	110287265	$ 55,777.78	90.00	34	Fixed	175	to be assigned
1845	110287455	$ 58,539.77	85.00	30	Fixed	175	to be assigned
1846	110287810	$ 64,826.25	85.00	30	Fixed	175	to be assigned
1847	110288214	$ 69,656.72	85.00	30	Fixed	175	to be assigned
1848	110288230	$ 70,076.75	85.00	30	Fixed	175	to be assigned

MGIC Master Policy 12-670-4-3487 Certificate Schedule	MGIC

						Annualized
						Monthly	MGIC
	ALoan	Amount of		Amount of	Loan	Premium	Certificate
	Number	Insurable Loan	LTV	Coverage	Type	Rate (bps)	Number
1849	110288321	$ 71,363.87	85.00	30	Fixed	175	to be assigned
1850	110288347	$ 71,754.80	90.00	34	Fixed	175	to be assigned
1851	110288727	$ 77,715.00	90.00	34	Fixed	175	to be assigned
1852	110288974	$ 81,855.26	90.00	34	Fixed	175	to be assigned
1853	110289840	$ 100,980.78	84.21	29	Fixed	175	to be assigned
1854	110290103	$ 106,137.30	90.00	34	Fixed	175	to be assigned
1855	110290491	$ 115,133.72	90.00	34	Fixed	175	to be assigned
1856	110290525	$ 115,569.73	81.69	27	Fixed	175	to be assigned
1857	110291044	$ 127,322.88	85.00	30	Fixed	175	to be assigned
1858	110291226	$ 129,968.31	85.00	30	Fixed	175	to be assigned
1859	110291234	$ 129,947.54	85.00	30	Fixed	175	to be assigned
1860	110291556	$ 138,491.88	90.00	34	Fixed	175	to be assigned
1861	110292117	$ 152,907.31	85.00	30	Fixed	175	to be assigned
1862	110292422	$ 161,383.11	85.00	30	Fixed	175	to be assigned
1863	110292497	$ 163,838.22	84.96	30	Fixed	175	to be assigned
1864	110292646	$ 169,346.47	80.71	26	Fixed	175	to be assigned
1865	110292661	$ 169,891.71	85.00	30	Fixed	175	to be assigned
1866	110292687	$ 169,885.82	85.00	30	Fixed	175	to be assigned
1867	110293057	$ 183,024.55	85.00	30	Fixed	175	to be assigned
1868	110293065	$ 183,314.82	83.41	29	Fixed	175	to be assigned
1869	110294519	$ 259,003.54	85.00	30	Fixed	175	to be assigned
1870	110294626	$ 267,730.92	83.73	29	Fixed	175	to be assigned
1871	110295128	$ 333,518.59	90.00	34	Fixed	175	to be assigned
1872	110295193	$ 346,338.52	86.75	31	Fixed	175	to be assigned
1873	110295334	$ 361,034.42	85.00	30	Fixed	175	to be assigned
1874	110295508	$ 386,483.84	85.00	30	Fixed	175	to be assigned